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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2011 through October 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                            Pioneer Multi-Asset
                            Real Return Fund

--------------------------------------------------------------------------------
                            Annual Report | October 31, 2012
--------------------------------------------------------------------------------

                            Ticker Symbols:

                            Class A     PMARX
                            Class C     PRRCX
                            Class Y     PMYRX

                            [LOGO] PIONEER
                                   Invesments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          31

Notes to Financial Statements                                                 38

Report of Independent Registered Public Accounting Firm                       53

Trustees, Officers and Service Providers                                      54

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*    Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 3

Portfolio Management Discussion | 10/31/12

In the following discussion, Michele Garau reviews the factors that affected the performance of Pioneer Multi-Asset Real Return Fund during the 12-month period ended October 31, 2012. Mr. Garau, vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended October 31, 2012?

A Pioneer Multi-Asset Real Return Fund's Class A shares returned 8.01% at net asset value during the 12-month period ended October 31, 2012, while the Fund's benchmark, the Barclays Capital U.S. Treasury TIPS 1-10 Year Index (the Barclays Index), returned 5.17%. During the same period, the average return of the 196 mutual funds in Lipper's Flexible Portfolio Funds category was 6.31%.

Q Could you review the Fund's general investment approach and its positioning as of October 31, 2012?

A The Fund seeks to generate real return--or, in other words, a return in excess of inflation--across a full range of economic scenarios. While many "real return" portfolios focus exclusively on hard assets (such as gold, commodities, oil, and real estate) and/or Treasury Inflation Protected Securities ("TIPS"), we believe a diversified*, flexible approach that allocates among real assets and traditional financial assets, such as stocks and bonds, may yield better long-term results. We believe the Fund's opportunistic, "go anywhere" investment philosophy provides a greater degree of latitude to achieve positive real returns over time, no matter what the level of inflation.

     As of October 31, 2012, approximately 65% of the portfolio's assets were invested in equities, 30% of assets were held in fixed-income investments, 2% of assets were held in commodities and real estate, with the remainder allocated to cash.

Q How did the Fund's equity positioning affect performance during the 12-month period ended October 31, 2012, and how is the Fund positioned within the asset class?

A The Fund's stock allocation performed well and aided performance during the 12-month period, reflecting the strength of the broader global markets as well as our emphasis in the portfolio on stocks with earnings visibility, robust free cash flows and safe, attractive dividend** yields. We have found

* Diversification does not assure a profit or protect against loss in a declining market.
**   Dividends are not guaranteed.

4 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 many such opportunities in the consumer staples, health care and European insurance sectors, all of which are well-suited to our buy-and-hold approach for the portfolio's stock positions.

     As the Fund's broader asset allocation would suggest, we continue to favor stocks over bonds. One reason for this view is the fact that dividend yields on stocks remain at very attractive historical levels relative to the yields available on bonds. We also have been seeing a sort of disconnect in investor attitudes: although bond prices have surged in recent years, investors continue to use the asset class as a "safe haven." When the vast majority of investors conclude that an asset class is "safe," however, that often serves as a cue to begin looking for opportunities elsewhere. And right now, we have been seeing better values in global equities--an asset class where returns have been dampened by macroeconomic concerns-- than in bonds that continue to offer historically low yields.

     Not all areas of the stock market are equally attractive, however, and as a result, we made a notable adjustment to the geographical weightings of the Fund's equity allocation during the past 12 months. Since the Fund was launched in 2010, we have managed the equity portion of the portfolio with an approximate target of having one-third of assets in domestic stocks, one-third in developed-market international stocks, and one-third in the emerging markets. Currently, however, we have been seeing a less-compelling risk/reward picture in U.S. equities due to the risks associated with the country's rising debt and the looming combination of tax increases and spending cuts known as the "fiscal cliff," which is due to hit in January 2013 unless a deal can be struck in Washington. We decided, therefore, to decrease the Fund's equity weighting in the United States and increase its weighting in the other two regions.

     Investors may wonder why we would boost the Fund's weighting in developed-market international equities given the continued debt problems and sluggish economic growth in Europe and Japan. The short answer is that the Fund's holdings are of global companies, such as Michelin or Nestle, that just happen to be domiciled in those regions. The performance of such stocks is more dependent on their own company-specific fundamentals than on the economic trends in their home countries.

     In the emerging markets, we continue to focus the Fund's investments in Asian countries, with an emphasis on the Philippines, Indonesia, Singapore, Malaysia and Thailand. We also have established a position in Latin America. While the Fund had not previously held Latin American assets since its inception, we believe the region offers some compelling investment ideas. Mexico, for instance, features limited government debt, a healthy banking sector, and a strong employment market stemming from the

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 5 country's improving wage competitiveness relative to China. Brazil, too, offers opportunities due to the growing wealth of the middle class. Latin American stocks remain a relatively small allocation within the Fund, but we believe they help to augment the overall diversification of the portfolio.

Q Did the use of options and other derivative investments have a material effect on the Fund's performance during the 12 months ended October 31, 2012?

A The Fund uses options, derivatives and other strategies as hedge positions, with the goal of seeking to mitigate risk and volatility within the portfolio. Examples of these include VIX options (Chicago Board Options Exchange Volatility Index), "short" equity positions, exchange-traded fund call options, and currency hedges, such as swaps and futures. During the 12-month period, the Fund's hedge positions succeeded in limiting the portfolio's volatility compared with the broader market and its competitors.

Q Could you discuss the Fund's performance and positioning in the global bond markets during the 12-month period ended October 31, 2012.

A The Fund's fixed-income weighting produced a healthy gain during the 12-month period and helped to mitigate some of the volatility found in the global equity markets. Although we favor stocks over fixed income in assembling the portfolio, we have continued to find pockets of opportunity in the bond market. In addition, we believe it's essential to maintain a position in the asset class in order to augment the Fund's diversification and to help smooth out overall performance.

     The Fund's fixed-income allocation is largely focused on corporate bonds issued by companies both in the United States and the emerging markets as well as the sovereign debt of smaller economies such as the Philippines, Mexico, Chile and Ireland. The portfolio also holds a modest position in U.S. Treasury Inflation Protected Securities, or TIPS. While TIPS currently do not offer exceptional value, they do provide the portfolio with a measure of inflation protection. In addition, they offer a "hedge" against potential disruptions in the global economy, and they do so at a better value than plain-vanilla U.S. Treasury securities. Overall, however, we have not been finding an abundance of fixed-income opportunities given that the yields on government bonds have been at such low levels.

Q    Could you discuss the Fund's commodity positioning as of October 31, 2012?

A The Fund's 1% of the total investment portfolio allocation to commodities as of the end of the fiscal year was lower than it had been earlier in the reporting period, and far below where it stood two years ago. While the supply-and-demand fundamentals for most commodities remain relatively sound, we do not foresee the kind of aggressive stimulus from China that

6 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 fueled strong gains for commodities during the period between 2009 and 2011. In addition, we don't expect the type of U.S. dollar weakness that would help support meaningful outperformance for commodities. We are, therefore, maintaining only a small allocation to the asset class in the portfolio at the present time, with 0.8% of the Fund's assets in gold and 0.2% in palladium.

Q    Do you have any closing thoughts for investors?

A While the term "real return" is associated with funds whose primary goal is to outpace the rate of inflation, we view Pioneer Multi-Asset Real Return Fund as being more "opportunistic" in nature. In other words, our objective isn't merely to have the Fund's return outpace inflation; we also seek to take advantage of the most compelling opportunities across the financial markets, no matter what the rate of inflation. In that vein, we seek to provide positive Fund returns not just during periods of inflation, but also if deflation and/or disinflation conditions were to develop. We believe the Fund's ability to invest anywhere in the world, and across the full range of asset classes, can help it to achieve these objectives over time.

Please refer to the Schedule of Investments on pages 17-30 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Multi-Asset Real Return ("MARR") Fund has the ability to invest in a wide variety of securities and asset classes.

In addition, the Fund is non-diversified, which means it can invest a higher percentage of its assets in the securities of any one or more issuers. This will increase the Fund's potential risk exposure.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 7

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

8 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 9

Portfolio Summary | 10/31/12

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 38.2%
Government                                                                 10.5%
Consumer Discretionary                                                      8.5%
Consumer Staples                                                            8.5%
Materials                                                                   7.8%
Industrials                                                                 7.4%
Energy                                                                      7.0%
Health Care                                                                 5.8%
Information Technology                                                      2.9%
Utilities                                                                   2.4%
Telecommunication Services                                                  1.0%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                48.1%
U.S. Common Stocks                                                         16.8%
International Corporate Bonds                                              11.3%
Foreign Government Bonds                                                    6.0%
U.S. Corporate Bonds                                                        5.6%
U.S. Government Securities                                                  4.5%
Exchange Traded Funds                                                       4.4%
Convertible Corporate Bonds                                                 2.1%
Depositary Receipts for International Stocks                                0.9%
Senior Secured Loans                                                        0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.  U.S. Treasury Inflation Indexed Bonds, 0.125%, 4/15/17                4.50%
--------------------------------------------------------------------------------
 2.  Ireland Government Bond, 4.5%, 4/18/20                                2.21
--------------------------------------------------------------------------------
 3.  Allianz SE                                                            1.84
--------------------------------------------------------------------------------
 4.  Merck & Co., Inc.                                                     1.66
--------------------------------------------------------------------------------
 5.  Swiss Re AG                                                           1.62
--------------------------------------------------------------------------------
 6.  PowerShares Buyback Achievers Portfolio                               1.48
--------------------------------------------------------------------------------
 7.  Muenchener Rueckversicherungs AG                                      1.35
--------------------------------------------------------------------------------
 8.  Standard Chartered Plc                                                1.34
--------------------------------------------------------------------------------
 9.  Philippine Government International Bond, 4.95%, 1/15/21              1.34
--------------------------------------------------------------------------------
10.  Hannover Rueckversicherung AG                                         1.32
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

Prices and Distributions | 10/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       10/31/12                        10/31/11
--------------------------------------------------------------------------------
          A                           $11.76                          $11.25
--------------------------------------------------------------------------------
          C                           $11.66                          $11.15
--------------------------------------------------------------------------------
          Y                           $11.79                          $11.29
--------------------------------------------------------------------------------

Distributions per Share: 11/1/11-10/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment          Short-Term           Long-Term
         Class            Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A              $0.3565                $ --                $ --
--------------------------------------------------------------------------------
          C              $0.2656                $ --                $ --
--------------------------------------------------------------------------------
          Y              $0.4003                $ --                $ --
--------------------------------------------------------------------------------

The Barclays Capital U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 11

Performance Update | 10/31/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Real Return Fund at public offering price, compared to that of the Barclays Capital U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                                  Net Asset                     Public Offering
Period                            Value (NAV)                   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                          8.43%                         6.46%
1 Year                            8.01                          3.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012, as
revised April 27, 2012)
--------------------------------------------------------------------------------
                                  Gross                         Net
--------------------------------------------------------------------------------
                                  1.37%                         1.33%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Multi-Asset        Barclays Capital U.S. Treasury
                      Real Return Fund           TIPS 1-10 Year Index
5/31/2010             $  9,550                   $ 10,000
10/31/2010            $ 10,351                   $ 10,481
10/31/2011            $ 11,034                   $ 11,217
10/31/2012            $ 11,918                   $ 11,797

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

Performance Update | 10/31/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Real Return Fund, compared to that of the Barclays Capital U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                                  If                            If
Period                            Held                          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                          7.60%                         7.60%
1 Year                            7.18                          7.18
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012, as
revised April 27, 2012)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  2.13%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Multi-Asset        Barclays Capital U.S. Treasury
                      Real Return Fund           TIPS 1-10 Year Index
5/31/2010             $ 10,000                   $ 10,000
10/31/2010            $ 10,816                   $ 10,481
10/31/2011            $ 11,431                   $ 11,217
10/31/2012            $ 12,252                   $ 11,797

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 13

Performance Update | 10/31/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Multi-Asset Real Return Fund, compared to that of the Barclays Capital U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                                  If                            If
Period                            Held                          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                          8.76%                         8.76%
1 Year                            8.33                          8.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012, as
revised April 27, 2012)
--------------------------------------------------------------------------------
                                  Gross                         Net
--------------------------------------------------------------------------------
                                  1.11%                         1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Multi-Asset        Barclays Capital U.S. Treasury
                      Real Return Fund           TIPS 1-10 Year Index
5/31/2010             $ 5,000,000                $ 5,000,000
10/31/2010            $ 5,428,135                $ 5,200,705
10/31/2011            $ 5,801,896                $ 5,608,553
10/31/2012            $ 6,284,926                $ 5,898,408

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on actual returns from May 1, 2012, through October 31, 2012.

--------------------------------------------------------------------------------
Share Class                          A                  C                  Y
--------------------------------------------------------------------------------
Beginning Account                $1,000.00          $1,000.00          $1,000.00
Value on 5/1/12
--------------------------------------------------------------------------------
Ending Account                   $1,021.47          $1,017.76          $1,023.14
Value (after expenses)
On 10/31/12
--------------------------------------------------------------------------------
Expenses Paid                        $6.20              $9.99              $4.68
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.22%, 1.97%, and 0.92% for Class A, Class C, and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/366 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2012, through October 31, 2012.

--------------------------------------------------------------------------------
Share Class                          A                  C                  Y
--------------------------------------------------------------------------------
Beginning Account                $1,000.00          $1,000.00          $1,000.00
Value on 5/1/12
--------------------------------------------------------------------------------
Ending Account                   $1,019.00          $1,015.23          $1,020.51
Value (after expenses)
On 10/31/12
--------------------------------------------------------------------------------
Expenses Paid                        $6.19              $9.98              $4.67
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.22%, 1.97%, and 0.92% for Class A, Class C, and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/366 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

16 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

Schedule of Investments | 10/31/12 (Consolidated)

--------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------------
                                              CONVERTIBLE CORPORATE BONDS -- 2.0%
                                              DIVERSIFIED FINANCIALS -- 2.0%
                                              Asset Management & Custody Banks -- 2.0%
   3,470,000                        BBB/NR    Apollo Investment Corp., 5.75%,
                                              1/15/16                                           $    3,561,088
   1,500,000                        BBB/NR    Ares Capital Corp., 5.125%, 6/1/16
                                              (144A)                                                 1,579,688
   1,850,000                       BBB-/NR    Fifth Street Finance Corp., 5.375%,
                                              4/1/16                                                 1,860,406
   1,850,000                        BBB/NR    Prospect Capital Corp., 5.5%, 8/15/16                  1,890,469
                                                                                                --------------
                                                                                                $    8,891,651
                                                                                                --------------
                                              Total Diversified Financials                      $    8,891,651
--------------------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE CORPORATE BONDS
                                              (Cost $8,280,730)                                 $    8,891,651
--------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------
                                              COMMON STOCKS -- 62.7%
                                              ENERGY -- 2.4%
                                              Oil & Gas Equipment & Services -- 0.8%
     207,233                                  AMEC Plc                                          $    3,549,932
--------------------------------------------------------------------------------------------------------------
                                              Integrated Oil & Gas -- 1.6%
      27,202                                  Chevron Corp.                                     $    2,997,932
      81,417                                  Total SA                                               4,099,114
                                                                                                --------------
                                                                                                $    7,097,046
                                                                                                --------------
                                              Total Energy                                      $   10,646,978
--------------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 4.0%
                                              Diversified Chemicals -- 0.5%
      19,929                                  PPG Industries, Inc.                              $    2,333,287
--------------------------------------------------------------------------------------------------------------
                                              Specialty Chemicals -- 1.8%
      56,966                                  Ecolab, Inc.                                      $    3,964,834
      24,700                                  Shin-Etsu Chemical Co, Ltd.                            1,394,280
         488                                  Sika AG                                                1,019,299
      28,802                                  Valspar Corp.                                          1,613,776
                                                                                                --------------
                                                                                                $    7,992,189
--------------------------------------------------------------------------------------------------------------
                                              Construction Materials -- 1.1%
   1,744,500                                  Indocement Tunggal Prakarsa Tbk PT                $    3,877,740
      33,000                                  Siam Cement PCL                                          446,208
     278,000                                  Taiheiyo Cement Corp.                                    591,809
                                                                                                --------------
                                                                                                $    4,915,757
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 17

--------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
               Rate (b)      Ratings
Shares         (unaudited)   (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------------
                                              Metal & Glass Containers -- 0.6%
     699,957                                  Nampak, Ltd.                                      $    2,334,508
                                                                                                --------------
                                              Total Materials                                   $   17,575,741
--------------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 4.4%
                                              Construction & Engineering -- 0.3%
  11,146,618                                  Surya Semesta Internusa Tbk PT                    $    1,362,828
--------------------------------------------------------------------------------------------------------------
                                              Heavy Electrical Equipment -- 0.2%
      44,072                                  ABB, Ltd.                                         $      796,316
--------------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 3.6%
  14,845,600                                  Alliance Global Group, Inc.                       $    5,363,643
      55,659                                  Jardine Matheson Holdings, Ltd.                        3,426,829
   1,618,000                                  JG Summit Holdings, Inc.                               1,298,647
     536,000                                  Keppel Corp., Ltd.                                     4,661,452
     691,606                                  NWS Holdings, Ltd.                                     1,043,263
                                                                                                --------------
                                                                                                $   15,793,834
--------------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery &
                                              Heavy Trucks -- 0.2%
     410,500                                  United Tractors Tbk PT                            $      901,775
--------------------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 0.1%
       9,745                                  Pentair, Ltd.                                     $      411,629
                                                                                                --------------
                                              Total Capital Goods                               $   19,266,382
--------------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 1.2%
                                              Environmental & Facilities Services -- 0.5%
   4,183,726                                  China Everbright International, Ltd.              $    2,154,112
--------------------------------------------------------------------------------------------------------------
                                              Security & Alarm Services -- 0.7%
      20,919                                  Secom Co, Ltd.                                    $    1,066,509
      26,144                                  The ADT Corp.*                                         1,085,237
      40,617                                  Tyco International, Ltd.                               1,091,379
                                                                                                --------------
                                                                                                $    3,243,125
                                                                                                --------------
                                              Total Commercial Services & Supplies              $    5,397,237
--------------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 1.0%
                                              Railroads -- 0.6%
      81,682                                  CSX Corp.                                         $    1,672,031
       8,608                                  Union Pacific Corp.                                    1,059,042
                                                                                                --------------
                                                                                                $    2,731,073
--------------------------------------------------------------------------------------------------------------
                                              Airport Services -- 0.3%
   1,984,584                                  Beijing Capital International
                                              Airport Co., Ltd.                                 $    1,273,865
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
               Rate (b)      Ratings
Shares         (unaudited)   (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------------
                                              Highways & Railtracks -- 0.1%
     346,500                                  Jasa Marga Persero Tbk PT                         $      208,520
                                                                                                --------------
                                              Total Transportation                              $    4,213,458
--------------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 1.2%
                                              Tires & Rubber -- 0.9%
      47,884                                  Cie Generale des Etablissements
                                              Michelin                                          $    4,125,654
--------------------------------------------------------------------------------------------------------------
                                              Automobile Manufacturers -- 0.3%
      14,201                                  Bayerische Motoren Werke AG                       $    1,131,231
                                                                                                --------------
                                              Total Automobiles & Components                    $    5,256,885
--------------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 1.0%
                                              Apparel, Accessories & Luxury Goods -- 1.0%
      21,290                                  Cie Financiere Richemont SA                       $    1,385,510
       4,151                                  LVMH Moet Hennessy Louis Vuitton SA                      674,825
      14,441                                  VF Corp.                                               2,259,728
                                                                                                --------------
                                                                                                $    4,320,063
                                                                                                --------------
                                              Total Consumer Durables & Apparel                 $    4,320,063
--------------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 1.9%
                                              Casinos & Gaming -- 1.9%
   1,167,413                                  Galaxy Entertainment Group, Ltd.*                 $    3,989,863
   1,800,600                                  Genting Malaysia BHD                                   2,120,883
   1,887,000                                  NagaCorp, Ltd.                                         1,046,743
     479,700                                  Wynn Macau, Ltd.                                       1,356,164
                                                                                                --------------
                                                                                                $    8,513,653
                                                                                                --------------
                                              Total Consumer Services                           $    8,513,653
--------------------------------------------------------------------------------------------------------------
                                              MEDIA -- 2.0%
                                              Broadcasting -- 0.5%
      66,548                                  CBS Corp. (Class B)                               $    2,156,155
--------------------------------------------------------------------------------------------------------------
                                              Movies & Entertainment -- 1.2%
     107,204                                  The Walt Disney Co.                               $    5,260,500
--------------------------------------------------------------------------------------------------------------
                                              Publishing -- 0.3%
     334,000                                  Singapore Press Holdings, Ltd.                    $    1,104,675
                                                                                                --------------
                                              Total Media                                       $    8,521,330
--------------------------------------------------------------------------------------------------------------
                                              RETAILING -- 1.8%
                                              Department Stores -- 0.4%
     953,831                                  Mitra Adiperkasa Tbk PT                           $      649,713
     643,543                                  Robinson Department Store PCL                          1,274,706
                                                                                                --------------
                                                                                                $    1,924,419
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 19

--------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
               Rate (b)      Ratings
Shares         (unaudited)   (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------------
                                              General Merchandise Stores -- 0.3%
     174,403                                  Lojas Americanas SA                               $    1,323,057
--------------------------------------------------------------------------------------------------------------
                                              Home Improvement Retail -- 0.5%
   2,687,218                                  Ace Hardware Indonesia Tbk PT                     $    1,958,425
--------------------------------------------------------------------------------------------------------------
                                              Specialty Stores -- 0.6%
     792,281                                  L'Occitane International SA                       $    2,460,318
                                                                                                --------------
                                              Total Retailing                                   $    7,666,219
--------------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 8.1%
                                              Brewers -- 0.9%
      44,100                                  Asahi Group Holdings, Ltd.                        $    1,005,988
      36,614                                  Carlsberg A/S                                          3,162,931
                                                                                                --------------
                                                                                                $    4,168,919
--------------------------------------------------------------------------------------------------------------
                                              Distillers & Vintners -- 0.8%
      31,316                                  Pernod-Ricard SA                                  $    3,378,082
--------------------------------------------------------------------------------------------------------------
                                              Soft Drinks -- 0.9%
     103,007                                  The Coca-Cola Co.                                 $    3,829,800
--------------------------------------------------------------------------------------------------------------
                                              Agricultural Products -- 0.3%
   4,205,500                                  Charoen Pokphand Indonesia Tbk PT                 $    1,368,287
--------------------------------------------------------------------------------------------------------------
                                              Packaged Foods & Meats -- 3.3%
      44,191                                  Campbell Soup Co.                                 $    1,558,617
     488,000                                  Mayora Indah Tbk PT                                    1,201,593
      20,955                                  Mondelez International, Inc.                             556,146
      79,857                                  Nestle SA                                              5,069,959
   7,114,057                                  Salim Ivomas Pratama Tbk PT*                             866,581
      40,491                                  Unilever Plc                                           1,509,360
   2,197,600                                  Universal Robina Corp.                                 3,840,980
                                                                                                --------------
                                                                                                $   14,603,236
--------------------------------------------------------------------------------------------------------------
                                              Tobacco -- 1.9%
     128,539                                  Altria Group, Inc.                                $    4,087,540
      47,203                                  Philip Morris International, Inc.                      4,180,298
                                                                                                --------------
                                                                                                $    8,267,838
                                                                                                --------------
                                              Total Food, Beverage & Tobacco                    $   35,616,162
--------------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                              Managed Health Care -- 0.1%
      11,208                                  UnitedHealth Group, Inc.                          $      627,648
                                                                                                --------------
                                              Total Health Care Equipment
                                              & Services                                        $      627,648
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
               Rate (b)      Ratings
Shares         (unaudited)   (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS, BIOTECHNOLOGY
                                              & LIFE SCIENCES -- 5.3%
                                              Pharmaceuticals -- 5.0%
      44,531                                  Johnson & Johnson                                 $    3,153,685
     151,947                                  Merck & Co., Inc.                                      6,933,342
      41,877                                  Novartis AG                                            2,524,109
      50,991                                  Pfizer, Inc.                                           1,268,146
      27,969                                  Roche Holding AG                                       5,383,921
      30,077                                  Sanofi                                                 2,649,760
                                                                                                --------------
                                                                                                $   21,912,963
--------------------------------------------------------------------------------------------------------------
                                              Life Sciences Tools & Services -- 0.3%
      22,303                                  Thermo Fisher Scientific, Inc.                    $    1,361,821
                                                                                                --------------
                                              Total Pharmaceuticals, Biotechnology
                                              & Life Sciences                                   $   23,274,784
--------------------------------------------------------------------------------------------------------------
                                              BANKS -- 9.0%
                                              Diversified Banks -- 8.2%
   5,165,500                                  Bank Mandiri Persero Tbk PT                       $    4,424,217
     800,400                                  Bank of the Philippine Islands                         1,576,933
   1,415,318                                  BDO Unibank, Inc.*                                     2,200,889
   1,332,021                                  BOC Hong Kong Holdings, Ltd.                           4,084,681
   4,616,241                                  Industrial & Commercial Bank of
                                              China, Ltd.                                            3,038,319
   1,274,637                                  Intesa Sanpaolo S.p.A.                                 2,060,149
   4,004,250                                  Krung Thai Bank PCL                                    2,363,121
     423,200                                  Metropolitan Bank & Trust                                977,821
     360,700                                  Public Bank Bhd                                        1,880,545
      91,673                                  Sberbank of Russia (A.D.R.)                            1,082,950
     733,374                                  Security Bank Corp.                                    2,887,312
     752,000                                  Siam Commercial Bank PCL                               3,947,571
     234,833                                  Standard Chartered Plc                                 5,596,645
         146                                  United Overseas Bank, Ltd.                                 2,178
                                                                                                --------------
                                                                                                $   36,123,331
--------------------------------------------------------------------------------------------------------------
                                              Regional Banks -- 0.8%
      97,916                                  First Republic Bank                               $    3,363,415
                                                                                                --------------
                                              Total Banks                                       $   39,486,746
--------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 3.1%
                                              Multi-Sector Holdings -- 1.1%
      71,552                                  Ayala Corp.                                       $      771,418
   2,926,311                                  First Pacific Co., Ltd.                                3,255,223
   8,587,844                                  Metro Pacific Investments Corp.                          863,913
                                                                                                --------------
                                                                                                $    4,890,554
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 21

--------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
               Rate (b)      Ratings
Shares         (unaudited)   (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.6%
      44,045                                  Capital One Financial Corp.                       $    2,650,188
--------------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody Banks -- 1.4%
     496,945                                  Aberdeen Asset Management Plc                     $    2,605,831
     122,504                                  The Carlyle Group LP                                   3,183,879
                                                                                                --------------
                                                                                                $    5,789,710
                                                                                                --------------
                                              Total Diversified Financials                      $   13,330,452
--------------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 7.4%
                                              Life & Health Insurance -- 0.8%
     306,961                                  AIA Group, Ltd.                                   $    1,214,302
     265,000                                  Ping An Insurance Group Co of
                                              China, Ltd.                                            2,096,835
                                                                                                --------------
                                                                                                $    3,311,137
--------------------------------------------------------------------------------------------------------------
                                              Multi-line Insurance -- 2.5%
      61,881                                  Allianz SE                                        $    7,673,576
      55,188                                  American International Group, Inc.*                    1,927,717
       5,703                                  Zurich Insurance Group AG                              1,408,619
                                                                                                --------------
                                                                                                $   11,009,912
--------------------------------------------------------------------------------------------------------------
                                              Reinsurance -- 4.1%
      78,089                                  Hannover Rueckversicherung AG                     $    5,493,690
      35,015                                  Muenchener Rueckversicherungs AG                       5,628,531
      97,572                                  Swiss Re AG                                            6,754,655
                                                                                                --------------
                                                                                                $   17,876,876
                                                                                                --------------
                                              Total Insurance                                   $   32,197,925
--------------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 4.1%
                                              Industrial REITs -- 0.4%
     908,511                                  Ascendas Real Estate Investment
                                              Trust                                             $    1,759,809
--------------------------------------------------------------------------------------------------------------
                                              Residential REITs -- 0.2%
      14,942                                  American Campus Communities, Inc.                 $      677,022
--------------------------------------------------------------------------------------------------------------
                                              Retail REITs -- 0.3%
     741,381                                  CapitaMall Trust                                  $    1,278,236
--------------------------------------------------------------------------------------------------------------
                                              Diversified Real Estate Activities -- 1.0 %
          50                                  Swire Pacific, Ltd.                               $          591
     819,718                                  Swire Properties, Ltd.                                 2,530,338
     293,063                                  Wharf Holdings, Ltd.                                   1,997,026
                                                                                                --------------
                                                                                                $    4,527,955
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
               Rate (b)      Ratings
Shares         (unaudited)   (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------------
                                              Real Estate Operating Companies -- 0.3%
     101,326                                  Iguatemi Empresa de Shopping
                                              Centers SA                                        $    1,287,789
--------------------------------------------------------------------------------------------------------------
                                              Real Estate Development -- 1.9%
   2,251,300                                  Asian Property Development PCL                    $      638,615
  16,154,814                                  Bumi Serpong Damai PT                                  2,085,625
  35,359,711                                  Megaworld Corp.                                        2,104,599
   9,172,000                                  Quality Houses PCL                                       639,977
   6,516,900                                  Sansiri PCL                                              654,452
   5,561,500                                  Summarecon Agung Tbk PT                                1,013,338
     524,490                                  Supalai PCL                                              328,341
   1,376,300                                  Supalai PCL                                              861,590
                                                                                                --------------
                                                                                                $    8,326,537
                                                                                                --------------
                                              Total Real Estate                                 $   17,857,348
--------------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 1.5%
                                              Internet Software & Services -- 0.6%
      73,300                                  Tencent Holdings, Ltd.                            $    2,588,535
--------------------------------------------------------------------------------------------------------------
                                              Systems Software -- 0.9%
      88,040                                  Microsoft Corp.                                   $    2,512,221
      40,763                                  Oracle Corp.                                           1,265,691
                                                                                                --------------
                                                                                                $    3,777,912
                                                                                                --------------
                                              Total Software & Services                         $    6,366,447
--------------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                                              Communications Equipment -- 0.6%
      43,403                                  Qualcomm, Inc.                                    $    2,542,331
--------------------------------------------------------------------------------------------------------------
                                              Electronic Components -- 0.1%
       5,200                                  Kyocera Corp.                                     $      457,356
                                                                                                --------------
                                              Total Technology Hardware
                                              & Equipment                                       $    2,999,687
--------------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS & SEMICONDUCTOR
                                              EQUIPMENT -- 0.5%
                                              Semiconductor Equipment -- 0.5%
      41,000                                  ASML Holding NV (A.D.R.)                          $    2,253,770
                                                                                                --------------
                                              Total Semiconductors &
                                              Semiconductor Equipment                           $    2,253,770
--------------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.9%
                                              Alternative Carriers -- 0.4%
     217,355                                  Inmarsat Plc                                      $    1,990,683
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 23

--------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
               Rate (b)      Ratings
Shares         (unaudited)   (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------------
                                              Integrated Telecommunication Services -- 0.3%
     476,385                                  Singapore Telecommunications, Ltd.                $    1,253,023
--------------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication Services -- 0.2%
     287,244                                  Vodafone Group Plc                                $      779,943
                                                                                                --------------
                                              Total Telecommunication Services                  $    4,023,649
--------------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 1.1%
                                              Electric Utilities -- 0.2%
     286,343                                  Terna Rete Elettrica Nazionale S.p.A.             $    1,077,982
--------------------------------------------------------------------------------------------------------------
                                              Gas Utilities -- 0.9%
     855,594                                  Snam S.p.A.                                       $    3,786,727
                                                                                                --------------
                                              Total Utilities                                   $    4,864,709
--------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (Cost $240,396,081)                              $  274,277,273
--------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
--------------------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS -- 16.1%
                                              ENERGY -- 4.3%
                                              Oil & Gas Drilling -- 0.5%
   2,000,000                        BB/Ba1    Precision Drilling Corp., 6.625%,
                                              11/15/20                                          $    2,140,000
--------------------------------------------------------------------------------------------------------------
                                              Integrated Oil & Gas -- 1.2%
   4,323,000                     BBB-/Baa2    Lukoil International Finance BV, 7.25%,
                                              11/5/19 (144A)                                    $    5,211,031
--------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 1.9%
   2,000,000                       BB+/Ba1    Cimarex Energy Co., 5.875%, 5/1/22                $    2,135,000
   2,800,000                        BB+/B1    Concho Resources, Inc., 7.0%,
                                              1/15/21                                                3,108,000
   2,153,000                      BBB/Baa1    Gazprom OAO Via Gaz Capital SA,
                                              6.51%, 3/7/22 (144A)                                   2,535,158
     350,000                       BB+/Ba3    Whiting Petroleum Corp., 6.5%,
                                              10/1/18                                                  377,562
                                                                                                --------------
                                                                                                $    8,155,720
--------------------------------------------------------------------------------------------------------------
                                              Coal & Consumable Fuels -- 0.7%
   2,900,000                        NR/Ba1    Adaro Indonesia PT, 7.625%,
                                              10/22/19 (144A)                                   $    3,204,500
                                                                                                --------------
                                              Total Energy                                      $   18,711,251
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 3.3%
                                              Diversified Chemicals -- 0.6%
     2,500,000                     BB-/Ba3    Celanese US Holdings LLC, 5.875%,
                                              6/15/21                                           $    2,784,375
--------------------------------------------------------------------------------------------------------------
                                              Metal & Glass Containers -- 0.2%
     1,000,000                     BB-/Ba3    Crown Cork & Seal Co., Inc., 7.375%,
                                              12/15/26                                          $    1,092,500
--------------------------------------------------------------------------------------------------------------
                                              Paper Packaging -- 1.0%
     1,100,000                      BB-/B1    Sealed Air Corp., 6.875%, 7/15/33
                                              (144A)                                            $    1,034,000
     2,900,000                   BBB+/Baa2    Sonoco Products Co., 5.75%,
                                              11/1/40                                                3,404,629
                                                                                                --------------
                                                                                                $    4,438,629
--------------------------------------------------------------------------------------------------------------
                                              Steel -- 0.8%
     2,500,000                    BB+/Baa3    ArcelorMittal, 5.5%, 8/5/20                       $    2,411,150
     1,000,000                    BB+/Baa3    ArcelorMittal, 6.125%, 6/1/18                            996,686
                                                                                                --------------
                                                                                                $    3,407,836
--------------------------------------------------------------------------------------------------------------
                                              Forest Products -- 0.7%
EURO 2,000,000                      BB/Ba2    Smurfit Kappa Acquisitions, 7.75%,
                                              11/15/19 (144A)                                   $    2,851,970
                                                                                                --------------
                                              Total Materials                                   $   14,575,310
--------------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.4%
                                              Building Products -- 0.4%
     1,500,000                    BBB-/Ba2    Masco Corp., 5.85%, 3/15/17                       $    1,637,232
                                                                                                --------------
                                              Total Capital Goods                               $    1,637,232
--------------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.2%
                                              Housewares & Specialties -- 0.2%
     1,000,000                       B+/B1    Reynolds Group Issuer, Inc.,
                                              7.875%, 8/15/19                                   $    1,085,000
                                                                                                --------------
                                              Total Consumer Durables & Apparel                 $    1,085,000
--------------------------------------------------------------------------------------------------------------
                                              BANKS -- 4.4%
                                              Diversified Banks -- 3.9%
     1,990,000                     BBB+/A3    Bangkok Bank PCL Hong Kong, 4.8%,
                                              10/18/20 (144A)                                   $    2,184,716
     1,800,000                        A/A1    Bank of China Hong Kong, Ltd., 5.55%,
                                              2/11/20 (144A)                                         2,051,446
     4,375,000                       A-/A3    Bank of East Asia, Ltd., 6.125%,
                                              7/16/20                                                4,996,329
     3,800,000                       NR/A3    Industrial & Commercial Bank of China
                                              Asia, Ltd., 5.125%, 11/30/20                           4,232,885

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 25

--------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------------
                                              Diversified Banks -- (continued)
   1,500,000                     BBB+/Baa2    Intesa Sanpaolo S.p.A., 6.5%,
                                              2/24/21 (144A)                                    $    1,539,836
   1,600,000                          A/A2    Societe Generale SA, 5.2%, 4/15/21
                                              (144A)                                                 1,759,680
     300,000                        NR/Ba2    Turkiye Is Bankasi, 6.0%, 10/24/22
                                              (144A)                                                   306,000
                                                                                                --------------
                                                                                                $   17,070,892
--------------------------------------------------------------------------------------------------------------
                                              Regional Banks -- 0.5%
   2,000,000         6.75         BBB/Baa3    PNC Financial Services Group, Inc.,
                                              Floating Rate Note, 7/29/49
                                              (Perpetual)                                       $    2,306,380
                                                                                                --------------
                                              Total Banks                                       $   19,377,272
--------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 2.1%
                                              Other Diversified Financial Services -- 0.2%
     300,000         7.50           BB-/NR    Queen Street II Capital, Ltd., Floating
                                              Rate Note, 4/9/14 (Cat Bond)
                                              (144A)                                            $      302,670
     250,000        10.75            NR/NR    Residential Reinsurance 2010, Ltd.,
                                              Floating Rate Note, 6/6/13
                                              (Cat Bond) (144A)                                        261,425
                                                                                                --------------
                                                                                                $      564,095
--------------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.7%
   2,900,000                      BBB/Baa2    China Merchants Finance Co, Ltd.,
                                              5.0%, 5/4/22                                      $    3,153,918
--------------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody Banks -- 0.6%
   1,556,000                          A/NR    Blackstone Holdings Finance Co LLC,
                                              4.75%, 2/15/23 (144A)                             $    1,668,941
     950,000                        BBB/NR    Prospect Capital Corp., 5.75%,
                                              3/15/18 (144A)                                           969,594
                                                                                                --------------
                                                                                                $    2,638,535
--------------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.6%
   2,500,000                        BBB/A3    Macquarie Group, Ltd., 6.0%,
                                              1/14/20 (144A)                                    $    2,727,250
                                                                                                --------------
                                              Total Diversified Financials                      $    9,083,798
--------------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.2%
                                              Reinsurance -- 0.2%
     500,000        12.31             B/NR    Montana Re, Ltd., Floating Rate Note,
                                              1/8/14 (Cat Bond) (144A)                          $      510,900

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------------
                                              Reinsurance -- (continued)
          250,000      14.92         B-/NR    Successor X, Ltd. Class III-S3, Floating
                                              Rate Note, 1/7/14 (Cat Bond) (144A)               $      256,750
                                                                                                --------------
                                                                                                $      767,650
                                                                                                --------------
                                              Total Insurance                                   $      767,650
--------------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 1.2%
                                              Independent Power Producers &
                                              Energy Traders -- 1.2%
          400,000       6.65         BB/NR    East Lane Re, Ltd., Floating Rate Note,
                                              3/13/15 (Cat Bond) (144A)                         $      414,280
        1,400,000                BBB+/Baa1    Southern Power Co., 5.15%, 9/15/41                     1,638,374
        2,900,000                    NR/B2    Star Energy Geothermal Wayang Windu,
                                              Ltd., 11.5%, 2/12/15 (144A)                            3,135,770
                                                                                                --------------
                                                                                                $    5,188,424
                                                                                                --------------
                                              Total Utilities                                   $    5,188,424
--------------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $65,372,626)                                $   70,425,937
--------------------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AND
                                              AGENCY OBLIGATIONS -- 4.3%
       17,474,969                  AA+/Aaa    U.S. Treasury Inflation Indexed Bonds,
                                              0.125%, 4/15/17                                   $   18,741,901
--------------------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT AND
                                              AGENCY OBLIGATIONS
                                              (Cost $18,425,543)                                $   18,741,901
--------------------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT BONDS -- 5.7%
CLP 2,290,000,000                    NR/NR    Bonos del Banco Central de Chile
                                              en Pesos, 6.0%, 9/1/13                            $    4,840,041
EURO    7,179,000                 BBB+/Ba1    Ireland Government Bond, 4.5%,
                                              4/18/20                                                9,209,709
MXN    36,000,000                  A-/Baa1    Mexican Bonos, 6.5%, 6/9/22                            2,945,996
PHP   209,000,000                   BB/Ba1    Philippine Government International
                                              Bond, 4.95%, 1/15/21                                   5,591,464
EURO    2,000,000                   BB/Ba3    Portugal Obrigacoes do Tesouro OT,
                                              4.2%, 10/15/16                                         2,450,646
--------------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN GOVERNMENT BONDS
                                              (Cost $23,228,685)                                $   25,037,856
--------------------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE LOAN
                                              INTERESTS -- 0.3%**
                                              MATERIALS -- 0.1%
                                              Aluminum -- 0.1%
          245,625       4.00       BB-/Ba2    Novelis, Inc. Georgia, Term Loan,
                                              3/10/17                                           $      245,880
                                                                                                --------------
                                              Total Materials                                   $      245,880
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 27

--------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.1%
                                              Building Products -- 0.1%
     246,445         4.00           BB-/B1    Armstrong World Industries, Inc., Term
                                              Loan B-1, 3/10/18                                 $      247,626
                                                                                                --------------
                                              Total Capital Goods                               $      247,626
--------------------------------------------------------------------------------------------------------------
                                              Health Care Equipment & Services -- 0.0%+
                                              Health Care Services -- 0.0%+
     212,015         6.50             B/B1    Gentiva Health Services, Inc., Term B1
                                              Term Loan, 2/22/16                                $      209,453
                                                                                                --------------
                                              Total Health Care Equipment
                                              & Services                                        $      209,453
--------------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                              Communications Equipment -- 0.1%
     342,393         4.25           BB/Ba3    CommScope, Inc., Tranche 1 Term
                                              Loan, 1/14/18                                     $      345,389
                                                                                                --------------
                                              Total Technology Hardware
                                              & Equipment                                       $      345,389
--------------------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE
                                              LOAN INTERESTS
                                              (Cost $1,041,749)                                 $    1,048,348
--------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------
                                              EXCHANGE TRADED FUNDS -- 4.1%
      15,500                                  ETFS Physical Palladium Shares*                   $      924,575
      67,500                                  Global X FTSE Colombia 20 ETF                          1,491,750
     189,047                                  iShares Gold Trust*                                    3,168,428
      29,100                                  iShares MSCI All Peru Capped
                                              Index Fund                                             1,289,421
      23,600                                  iShares MSCI Brazil Index Fund                         1,258,352
      12,800                                  iShares MSCI Chile Investable Market
                                              Index Fund                                               787,840
      38,700                                  iShares MSCI Mexico Investable Market
                                              Index Fund                                             2,536,011
      15,400                                  iShares MSCI Sweden Index Fund                           426,272
     208,900                                  PowerShares Buyback Achievers
                                              Portfolio                                              6,181,351
--------------------------------------------------------------------------------------------------------------
                                              TOTAL EXCHANGE TRADED FUNDS
                                              (Cost $17,983,447)                                $   18,064,000
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
Shares                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                                              PURCHASED OPTIONS -- 0.0%+
         450                                  SPDR S&P 500 ETF Trust, 11/17/12
                                              at $144                                           $       37,350
         815                                  SPDR S&P 500 ETF Trust, 11/17/12
                                              at $146                                                   24,858
         815                                  SPDR S&P 500 ETF Trust, 11/17/12
                                              at $147                                                   16,708
--------------------------------------------------------------------------------------------------------------
                                              TOTAL PURCHASED OPTIONS
                                              (Cost $261,336)                                   $       78,916
--------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN
                                              SECURITIES -- 95.2%
                                              (Cost $374,990,197) (a)                           $  416,565,882
--------------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS & LIABILITIES -- 4.8%                $   20,953,981
--------------------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                        $  437,519,863
==============================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

(A.D.R.)    American Depositary Receipts.

REIT        Real Estate Investment Trust.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2012, the value of these securities amounted to $34,505,602 or 7.9% of total net assets.

(a) At October 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $376,453,082 was as follows:

              Aggregate gross unrealized gain for all investments in
                which there is an excess of value over tax cost                 $41,685,410

              Aggregate gross unrealized loss for all investments in which
                there is an excess of tax cost over value                        (1,572,610)
                                                                                ------------
              Net unrealized gain                                               $40,112,800
                                                                                ============

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 29

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

CLP      Chilean Peso
EURO     Euro
MXN      Mexican Peso
PHP      Philippine Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2012 aggregated $760,035,968 and $873,279,314, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities
    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund's assets:

------------------------------------------------------------------------------------------------------------
                                                Level 1             Level 2          Level 3   Total
------------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                     $           --      $  8,891,651     $ --      $  8,891,651
Common Stocks*                                      77,679,768       196,597,505       --       274,277,273
Corporate Bonds                                             --        70,425,937       --        70,425,937
U.S. Government Agency Obligations                          --        18,741,901       --        18,741,901
Foreign Government Bonds                                    --        25,037,856       --        25,037,856
Senior Floating Rate Loan Interests                         --         1,048,348       --         1,048,348
Exchange Traded Funds                               18,064,000                --       --        18,064,000
Purchased Options                                       78,916                --       --            78,916
------------------------------------------------------------------------------------------------------------
Total                                           $   95,822,684      $320,743,199     $ --      $416,565,882
============================================================================================================
Other Financial Instruments
Forward Foreign Currency
  Portfolio Hedge Contracts                     $           --      $    (56,211)    $ --      $    (56,211)
Forward Foreign Currency
  Settlement Contracts                                      --             6,814       --             6,814
Futures Contracts                                    1,041,257                --       --         1,041,257
------------------------------------------------------------------------------------------------------------
Total Other Financial Instruments               $    1,041,257      $    (49,397)    $ --      $    991,860
============================================================================================================

* Level 2 securities are valued by independent pricing services using fair value factors.

During the year ended October 31, 2012, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

Statement of Assets and Liabilities | 10/31/12 (Consolidated)

ASSETS:
  Investment in securities, at value (cost $374,990,197)                                        $416,565,882
  Cash                                                                                            14,210,897
  Foreign currencies, at value (cost $1,175,893)                                                   1,184,517
  Futures collateral                                                                               2,523,950
  Receivables --
     Investment securities sold                                                                    5,475,512
     Fund shares sold                                                                              2,931,615
     Interest                                                                                      1,767,169
     Dividends                                                                                       442,976
     Variation margin                                                                              1,174,803
  Unrealized appreciation on forward foreign currency settlement contracts                             6,814
  Other                                                                                               18,664
-------------------------------------------------------------------------------------------------------------
         Total assets                                                                           $446,302,799
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                            $  7,469,568
     Fund shares repurchased                                                                         993,777
  Unrealized depreciation on forward foreign currency portfolio contracts hedge contracts             56,211
  Due to affiliates                                                                                  104,774
  Due to Pioneer Investment Management, Inc.                                                          17,251
  Accrued expenses                                                                                   141,355
-------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                      $  8,782,936
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                               $402,323,202
  Distributions in excess of net investment income                                                  (587,842)
  Accumulated net realized loss on investments and foreign currency transactions                  (6,773,122)
  Net unrealized gain on investments                                                              41,575,685
  Net unrealized loss on forward foreign currency contracts and
     assets and liabilities denominated in foreign currencies                                        (59,317)
  Net unrealized gain on futures contracts                                                         1,041,257
-------------------------------------------------------------------------------------------------------------
         Total net assets                                                                       $437,519,863
=============================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $147,163,308/12,516,852 shares)                                             $      11.76
  Class C (based on $104,708,780/8,979,694 shares)                                              $      11.66
  Class Y (based on $185,647,775/15,747,215 shares)                                             $      11.79
MAXIMUM OFFERING PRICE:
  Class A ($11.76 (divided by) 95.5%)                                                           $      12.31
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 31

Statement of Operations (Consolidated)

For the Year Ended 10/31/12

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $509,830)                  $  7,258,193
   Interest (net of foreign taxes withheld of $62,119)                       5,270,107
   Income from securities loaned, net                                           17,556
-------------------------------------------------------------------------------------------------------------
        Total investment income                                                                $  12,545,856
-------------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                        $  2,590,662
   Transfer agent fees
     Class A                                                                    67,469
     Class C                                                                    27,635
     Class Y                                                                     4,944
   Distribution fees
     Class A                                                                   308,981
     Class C                                                                   844,798
   Shareholder communications expense                                          249,273
   Administrative reimbursement                                                106,297
   Custodian fees                                                              147,324
   Registration fees                                                            91,581
   Professional fees                                                            82,063
   Printing expense                                                             58,246
   Fees and expenses of nonaffiliated Trustees                                  12,765
   Miscellaneous                                                                46,035
-------------------------------------------------------------------------------------------------------------
     Total expenses                                                                            $   4,638,073
     Less fees waived and expenses reimbursed by
        Pioneer Investment Management, Inc.                                                          (38,816)
-------------------------------------------------------------------------------------------------------------
     Net expenses                                                                              $   4,599,257
-------------------------------------------------------------------------------------------------------------
        Net investment income                                                                  $   7,946,599
=============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized loss on:
     Investments                                                          $ (5,683,629)
     Futures contracts                                                      (4,287,483)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                       (2,701,284)        $ (12,672,396)
-------------------------------------------------------------------------------------------------------------
   Change in net unrealized gain on:
     Investments                                                          $ 31,978,127
     Futures contracts                                                       1,041,257
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                          155,257         $  33,174,641
-------------------------------------------------------------------------------------------------------------
   Net gain on investments and foreign currency transactions                                   $  20,502,245
-------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                        $  28,448,844
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

Statements of Changes in Net Assets (Consolidated)

-------------------------------------------------------------------------------------------------------------
                                                                         Year Ended            Year Ended
                                                                         10/31/12              10/31/11
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                    $   7,946,599         $   3,197,834
Net realized gain (loss) on investments, futures
  contracts and foreign currency transactions                              (12,672,396)               88,205
Change in net unrealized gain on investments. futures
  contracts and foreign currency transactions                               33,174,641             6,605,054
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations               $  28,448,844         $   9,891,093
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.36 and $0.08 per share, respectively)                  $  (3,473,555)        $    (413,621)
      Class C ($0.27 and $0.05 per share, respectively)                     (1,735,629)             (137,785)
      Class Y ($0.40 and $0.09 per share, respectively)                     (5,267,764)             (274,466)
-------------------------------------------------------------------------------------------------------------
         Total distributions to shareowners                              $ (10,476,948)        $    (825,872)
-------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $ 276,521,098         $ 276,104,863
Reinvestment of distributions                                                8,836,593               555,232
Cost of shares repurchased                                                (131,340,879)         (102,595,276)
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund
         share transactions                                              $ 154,016,812         $ 174,064,819
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                         $ 171,988,708         $ 183,130,040
NET ASSETS:
Beginning of year                                                          265,531,155            82,401,115
-------------------------------------------------------------------------------------------------------------
End of year                                                              $ 437,519,863         $ 265,531,155
-------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net  investment income        $    (587,842)        $   5,589,336
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 33

-------------------------------------------------------------------------------------------------------------
                                          '12 Shares       '12 Amount          '11 Shares       '11 Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                8,396,929       $ 94,918,190         8,959,304       $ 97,639,364
Reinvestment of distributions                284,393          3,074,842            30,367            321,938
Less shares repurchased                   (3,925,801)       (44,400,628)       (5,138,815)       (56,124,284)
-------------------------------------------------------------------------------------------------------------
      Net increase                         4,755,521       $ 53,593,404         3,850,856       $ 41,837,018
=============================================================================================================
Class C
Shares sold                                5,134,641       $ 57,617,446         4,748,585       $ 51,465,394
Reinvestment of distributions                128,211          1,373,715             6,749             71,421
Less shares repurchased                   (1,526,602)       (17,066,961)       (1,489,322)       (15,887,461)
-------------------------------------------------------------------------------------------------------------
      Net increase                         3,736,250       $ 41,924,200         3,266,012       $ 35,649,354
=============================================================================================================
Class Y
Shares sold                               10,928,148       $123,985,462        11,548,480       $127,000,105
Reinvestment of distributions                404,969          4,388,036            15,257            161,873
Less shares repurchased                   (6,190,968)       (69,873,290)       (2,824,439)       (30,583,531)
-------------------------------------------------------------------------------------------------------------
      Net increase                         5,142,149       $ 58,500,208         8,739,298       $ 96,578,447
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

Financial Highlights (Consolidated)

-----------------------------------------------------------------------------------------------------------------
                                                                                                  5/3/10
                                                                 Year             Year            (Commencement
                                                                 Ended            Ended           of Operations)
                                                                 10/31/12         10/31/11        to 10/31/10 (a)
-----------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $  11.25         $ 10.63         $    10.00(b)
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                          $   0.20         $  0.19         $     0.03
  Net realized and unrealized gain on
     investments, futures contracts
     and foreign currency transactions                               0.67            0.51               0.60
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from
  investment operations                                          $   0.87         $  0.70         $     0.63
-----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             (0.36)          (0.08)                --
-----------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                  $   0.51         $  0.62         $     0.63
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  11.76         $ 11.25         $    10.63
=================================================================================================================
Total return*                                                        8.01%           6.60%              6.30%***
Ratio of net expenses to average net assets+(c)                      1.20%           1.20%              1.20%**
Ratio of net investment income to
  average net assets+                                                2.19%           2.05%              1.44%**
Portfolio turnover rate                                               175%            191%                 8%***
Net assets, end of period (in thousands)                         $147,163         $87,317         $   41,574
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no
  reduction for fees paid indirectly:
  Net expenses (c)                                                   1.22%           1.24%              1.94%**
  Net investment income                                              2.17%           2.01%              0.69%**
Ratios with waiver of fees and assumption
  of expenses by the Adviser and reduction
  for fees paid indirectly:
  Net expenses (c)                                                   1.20%           1.20%              1.20%**
  Net investment income                                              2.19%           2.05%              1.44%**
=================================================================================================================

(a)  Class A shares were first publicly offered on May 3, 2010.

(b) Class A shares beginning capital was recorded on inception date at $10.00 per share.

(c) In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 35

-----------------------------------------------------------------------------------------------------------------
                                                                                                  5/3/10
                                                                 Year             Year            (Commencement
                                                                 Ended            Ended           of Operations)
                                                                 10/31/12         10/31/11        to 10/31/10 (a)
-----------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $  11.15         $ 10.60         $    10.00(b)
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                          $   0.11         $  0.08         $     0.02
  Net realized and unrealized gain on
     investments, futures contracts
     and foreign currency transactions                               0.67            0.52               0.58
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from
  investment operations                                          $   0.78         $  0.60         $     0.60
-----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             (0.27)          (0.05)                --
-----------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                  $   0.51         $  0.55         $     0.60
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  11.66         $ 11.15         $    10.60
=================================================================================================================
Total return*                                                        7.18%           5.69%              6.00%***
Ratio of net expenses to average net assets+(c)                      1.95%           2.00%              2.00%**
Ratio of net investment income to
  average net assets+                                                1.43%           1.25%              0.67%**
Portfolio turnover rate                                               175%            191%                 8%***
Net assets, end of period (in thousands)                         $104,709         $58,471         $   20,953
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no
  reduction for fees paid indirectly:
  Net expenses (c)                                                   1.95%           2.00%              2.50%**
  Net investment income                                              1.43%           1.25%              0.17%**
Ratios with waiver of fees and assumption
  of expenses by the Adviser and reduction
  for fees paid indirectly:
  Net expenses (c)                                                   1.95%           2.00%              2.00%**
  Net investment income                                              1.43%           1.25%              0.67%**
=================================================================================================================

(a)  Class C shares were first publicly offered on May 3, 2010.

(b) Class C shares beginning capital was recorded on inception date at $10.00 per share.

(c) In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

-----------------------------------------------------------------------------------------------------------------
                                                                                                  5/3/10
                                                                Year             Year             (Commencement
                                                                Ended            Ended            of Operations)
                                                                10/31/12         10/31/11         to 10/31/10 (a)
-----------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $  11.29         $  10.65         $    10.00(b)
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                         $   0.24         $   0.15         $     0.05
  Net realized and unrealized gain on
     investments, futures contracts
     and foreign currency transactions                              0.66             0.58               0.60
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from
  investment operations                                         $   0.90         $   0.73         $     0.65
-----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            (0.40)           (0.09)                --
-----------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                 $   0.50         $   0.64         $     0.65
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  11.79         $  11.29         $    10.65
=================================================================================================================
Total return*                                                       8.33%            6.89%              6.50%***
Ratio of net expenses to average net assets+(c)                     0.90%            0.90%              0.90%**
Ratio of net investment income to
  average net assets+                                               2.49%            2.35%              1.78%**
Portfolio turnover rate                                              175%             205%                 8%***
Net assets, end of period (in thousands)                        $185,648         $119,744         $   19,875
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no
  reduction for fees paid indirectly:
  Net expenses (c)                                                  0.91%            0.98%              1.41%**
  Net investment income                                             2.48%            2.27%              1.26%**
Ratios with waiver of fees and assumption
  of expenses by the Adviser and reduction
  for fees paid indirectly:
  Net expenses (c)                                                  0.90%            0.90%              0.90%**
  Net investment income                                             2.49%            2.35%              1.78%**
=================================================================================================================

(a)  Class Y shares were first publicly offered on May 3, 2010.

(b) Class Y shares beginning capital was recorded on inception date at $10.00 per share.

(c) In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 37

Notes to Financial Statements | 10/31/12 (Consolidated)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Real Return Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on May 3, 2010. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

38 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 39

     At October 31, 2012, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

40 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

C.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the year ended October 31, 2012 was 702.

     At October 31, 2012, open futures contracts were as follows:

-----------------------------------------------------------------------------------
                         Number of                                   Unrealized
                         Contracts      Settlement                   Appreciation/
Type                     Long/(Short)   Month        Value           (Depreciation)
-----------------------------------------------------------------------------------
CBOE VIX Future            434          11/12        $  8,224,300    $   390,773
CBOE VIX Future           (345)         2/13           (7,314,000)       503,251
U.S. Ultra Bond CBT         77          12/12          12,712,219        197,547
S&P500 EMINI Future       (330)         12/12         (23,211,375)       (32,218)
Dollar Index Future        314          12/12          25,115,918        (18,096)
-----------------------------------------------------------------------------------
                                                     $ 15,527,062    $ 1,041,257
===================================================================================

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 41

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years remain subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At October 31, 2012, the Fund reclassified $4,782,328 to decrease paid-in capital, $3,646,829 to increase distributions in excess of net investment income, and $8,429,157 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     At October 31, 2012, the Fund was permitted to carry forward indefinitely $4,216,831 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at October 31, 2012, the Fund had a net capital loss carryforward of $541,921 of which the following amounts will expire in 2018 and 2019 if not utilized: $53,013 in 2018 and $488,908 in 2019. Since new losses are required to be utilized prior to losses incurred in pre-enactment tax years, pre-enactment capital loss carryforwards may be more likely to expire unused.

     The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 was as follows:

-----------------------------------------------------------------------------------
                                                           2012                2011
-----------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                     $10,476,948            $825,872
-----------------------------------------------------------------------------------
   Total                                            $10,476,948            $825,872
===================================================================================

42 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2012:

-----------------------------------------------------------------------------------
                                                                               2012
-----------------------------------------------------------------------------------
Distributable earnings:
Capital loss carryforward                                             $ (4,758,752)
Net unrealized gain                                                     39,955,413
-----------------------------------------------------------------------------------
   Total                                                              $ 35,196,661
===================================================================================

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash-sales, the tax treatment on passive foreign investment company (PFIC) holdings, adjustments relating to catastrophe bonds, tax basis adjustments on partnerships and the mark-to-market of forward currency and future contracts.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $59,802 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2012.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 43

H.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

     The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

44 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.   Securities Lending

     The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. As of May 8, 2012, the Pioneer funds ended their involvement in the securities lending program.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 45

K.   Option Writing

     The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earning or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. At October 31, 2012, there were no open written options.

46 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

L.   Purchased Options

     Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average number of contracts open during the year ended October 31, 2012 was 3,455. Purchased option contracts outstanding at year end are listed at the end of the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

The Subsidiary has entered into a separate management contract with PIM, pursuant to which PIM manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays PIM a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.90% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through March 1, 2014. Fees waived and expenses reimbursed during the year ended October 31, 2012 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 47 expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $38,626 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2012, such out-of-pocket expenses by class of shares were as follows:

-----------------------------------------------------------------------------------
Shareholder Communications:
-----------------------------------------------------------------------------------
Class A                                                                    $ 84,864
Class C                                                                      59,524
Class Y                                                                     104,885
-----------------------------------------------------------------------------------
  Total                                                                    $249,273
===================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $58,426 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or

48 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,722 in distribution fees payable to PFD at October 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2012, CDSCs in the amount of $37,288 were paid to PFD.

5. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010 and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by PIM. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of October 31, 2012, the Subsidiary represented $6,904,628 or approximately 1.58% of the net assets of the Fund.

6. Forward Foreign Currency Contracts

At October 31, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average notional value of contracts open during the year ended October 31, 2012 was 181,588,667. At October 31, 2012, the Fund's gross forward currency settlement contracts receivable and payable were $6,429,654 and $6,422,840, respectively, resulting in a net receivable of $6,814. Open portfolio hedges at October 31, 2012 were as follows:

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 49

---------------------------------------------------------------------------------------------------------------
                                 Net                  In                                            Net
                                 Contracts            Exchange         Settlement                   Unrealized
Currency                         to Deliver           For USD          Date        Value            Gain (Loss)
---------------------------------------------------------------------------------------------------------------
JPY (Japanese Yen)                  (275,000,000)     $ (3,443,298)    11/2/12     $ (3,447,411)    $   (4,113)
ZAR (South African Rand)             (36,000,000)       (4,256,829)    11/2/12       (4,154,645)       102,184
PHP (Philippine Peso)                520,000,000        12,617,378     11/5/12       12,647,870         30,492
PHP (Philippine Peso)               (520,000,000)      (12,474,810)    11/5/12      (12,647,870)      (173,060)
IDR (Indonesian Rupiah)          (70,000,000,000)       (7,268,951)    11/5/12       (7,285,270)       (16,319)
IDR (Indonesian Rupiah)           70,000,000,000         7,276,507     11/5/12        7,285,270          8,763
IDR (Indonesian Rupiah)          (70,000,000,000)       (7,257,646)    11/30/12      (7,261,804)        (4,158)
---------------------------------------------------------------------------------------------------------------
    Total                                                                                           $  (56,211)
===============================================================================================================

7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2012, the Fund's expenses were not reduced under such arrangements.

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2012, the Fund had no borrowings under a credit facility.

50 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of October 31, 2012 were as follows:

-----------------------------------------------------------------------------------------
Derivatives Not
Accounted for as               Asset Derivatives 2012        Liabilities Derivatives 2012
Hedging Instruments            ----------------------------------------------------------
Under Accounting               Statement of                  Statement of
Standards Codification         Assets and Liabilities        Assets and Liabilities
(ASC) 815                      Location             Value    Location               Value
-----------------------------------------------------------------------------------------
Unrealized Appreciation on     Receivables     $    6,814    Payables        $         --
 Forward Foreign Currency
 Settlement Contracts*
Unrealized Depreciation on     Receivables             --    Payables        $     56,211
 Forward Foreign Currency
 Portfolio Hedge Contracts*
Futures Contracts**            Net Assets -     1,041,257    Net Assets -              --
                               Unrealized                    Unrealized
                               Appreciation                  Depreciation
-----------------------------------------------------------------------------------------
   Total                                       $1,048,071                    $     56,211
-----------------------------------------------------------------------------------------

* Forward foreign currency settlement and portfolio hedge contracts are shown as a net receivable and payable, respectively, on the Statement of Assets and Liabilities.

** Reflects unrealized appreciation of futures contracts (see Note 1C). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 51

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012 was as follows:

-----------------------------------------------------------------------------------------
Derivatives Not                                                            Change in
Accounted for as                                            Realized       Unrealized
Hedging Instruments                                         Loss on        Gain or (Loss)
Under Accounting         Location of Gain or (Loss)         Derivatives    on Derivatives
Standards Codification   on Derivatives Recognized          Recognized     Recognized
(ASC) 815                in Income                          in Income      in Income
-----------------------------------------------------------------------------------------
Futures Contracts        Net realized loss on               $(4,287,483)
                         futures contracts

Futures Contracts        Change in unrealized gain
                         on futures contracts                              $1,041,257

Forward Foreign          Net realized gain (loss) on        $(200,839)
Currency Settlement      forward foreign currency
Contracts                contracts and other assets
                         and liabilities denominated in
                         foreign currencies

Forward Foreign          Change in unrealized gain (loss)                  $    6,814
Currency Settlement      on forward foreign currency
Contracts                contracts and other assets
                         and liabilities denominated
                         in foreign currencies

Forward Foreign          Net realized gain (loss) on        $(359,007)
Currency Portfolio       forward foreign currency
Hedge Contracts          contracts and other assets
                         and liabilities denominated in
                         foreign currencies

Forward Foreign          Change in unrealized gain (loss)                  $ 112,794
Currency Portfolio       on forward foreign currency
Hedge Contracts          contracts and other assets and
                         liabilities denominated in
                         foreign currencies

52 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the Series VI Trust and the Shareowners of
Pioneer Multi-Asset Real Return Fund:
--------------------------------------------------------------------------------

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Pioneer Multi- Asset Real Return Fund (the "Fund") (one of the portfolios constituting the Series VI Trust) as of October 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, brokers and agent banks. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Real Return Fund at October 31, 2012, the consolidated results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Boston, Massachusetts
December 27, 2012

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 53

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

54 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

Independent Trustees

-------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                 Other Directorships
Held with the Fund          Length of Service      Principal Occupation                        Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Trustee since 2010.    Chairman and Chief Executive Officer,       Director, Broadridge Financial
Chairman of the Board and   Serves until a         Quadriserv, Inc. (technology products for   Solutions, Inc. (investor
Trustee                     successor trustee is   securities lending industry) (2008 -        communications and securities
                            elected or earlier     present); private investor (2004 - 2008);   processing provider for
                            retirement or          and Senior Executive Vice President, The    financial services industry)
                            removal.               Bank of New York (financial and securities  (2009 - present); Director,
                                                   services) (1986 - 2004)                     Quadriserv, Inc. (2005 -
                                                                                               present); and Commissioner, New
                                                                                               Jersey State Civil Service
                                                                                               Commission (2011 - present)
-------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)          Trustee since 2010.    Managing Partner, Federal City Capital      Director of Enterprise
Trustee                     Serves until a         Advisors (corporate advisory services       Community Investment, Inc.
                            successor trustee is   company) (1997 - 2004 and 2008 -            (privately-held affordable
                            elected or earlier     present); Interim Chief Executive Officer,  housing finance company) (1985 -
                            retirement or          Oxford Analytica, Inc. (privately held      2010); Director of Oxford
                            removal.               research and consulting company) (2010);    Analytica, Inc. (2008 -
                                                   Executive Vice President and Chief          present); Director of The Swiss
                                                   Financial Officer, I-trax, Inc. (publicly   Helvetia Fund, Inc. (closed-end
                                                   traded health care services company)        fund) (2010 - present); and
                                                   (2004 - 2007); and Executive Vice           Director of New York Mortgage
                                                   President and Chief Financial Officer,      Trust (publicly traded mortgage
                                                   Pedestal Inc. (internet-based mortgage      REIT) (2004 - 2009, 2012 -
                                                   trading company) (2000 - 2002)              present)
-------------------------------------------------------------------------------------------------------------------------------

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 55

------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                 Other Directorships
Held with the Fund          Length of Service      Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee since 2010.    William Joseph Maier Professor of           Trustee, Mellon Institutional
Trustee                     Serves until a         Political Economy, Harvard University       Funds Investment Trust and
                            successor trustee      (1972 - present)                            Mellon Institutional Funds
                            is elected or                                                      Master Portfolio (oversaw 17
                            earlier retirement                                                 portfolios in fund complex)
                            or removal.                                                        (1989-2008)
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)   Trustee since 2010.    Founding Director, Vice President and       None
Trustee                     Serves until a         Corporate Secretary, The Winthrop Group,
                            successor trustee      Inc. (consulting firm) (1982-present);
                            is elected or          Desautels Faculty of Management, McGill
                            earlier retirement     University (1999 - present); and Manager
                            or removal.            of Research Operations and Organizational
                                                   Learning, Xerox PARC, Xerox's advance
                                                   research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)    Trustee since 2010.    President and Chief Executive Officer,      Director of New America High
Trustee                     Serves until a         Newbury, Piret & Company, Inc.              Income Fund, Inc. (closed-end
                            successor trustee      (investment banking firm) (1981 - present)  investment company) (2004 -
                            is elected or                                                      present); and member, Board of
                            earlier retirement                                                 Governors, Investment Company
                            or removal.                                                        Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)        Trustee since 2010.    Senior Counsel, Sullivan & Cromwell LLP     Director, The Swiss Helvetia
Trustee                     Serves until a         (law firm) (1998 - present); and Partner,   Fund, Inc. (closed-end
                            successor trustee      Sullivan & Cromwell LLP (prior to 1998)     investment company); and
                            is elected or                                                      Director, Invesco, Ltd.
                            earlier retirement                                                 (formerly AMVESCAP, PLC)
                            or removal.                                                        (investment manager)
                                                                                               (1997-2005)
------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                 Other Directorships
Held with the Fund          Length of Service      Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*    Trustee since 2010.    Non-Executive Chairman and a director of    None
Trustee, President and      Serves until a         Pioneer Investment Management USA Inc.
Chief Executive Officer of  successor trustee      ("PIM-USA"); Chairman and a director of
the Fund                    is elected or          Pioneer; Chairman and Director of Pioneer
                            earlier retirement     Institutional Asset Management, Inc.
                            or removal.            (since 2006); Director of Pioneer
                                                   Alternative Investment Management Limited
                                                   (Dublin) (until October 2011); President
                                                   and a director of Pioneer Alternative
                                                   Investment Management (Bermuda) Limited
                                                   and affiliated funds; Deputy Chairman and
                                                   a director of Pioneer Global Asset
                                                   Management S.p.A. ("PGAM") (until April
                                                   2010); Director of Nano-C, Inc. (since
                                                   2003); Director of Cole Management Inc.
                                                   (2004 - 2011); Director of Fiduciary
                                                   Counseling, Inc. (until December 2011);
                                                   President of all of the Pioneer Funds;
                                                   and Retired Partner, Wilmer Cutler
                                                   Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee since 2010.    Director, CEO and President of PIM-USA      None
Trustee and Executive       Serves until a         (since February 2007); Director and
Vice President              successor trustee      President of Pioneer and Pioneer
                            is elected or          Institutional Asset Management, Inc.
                            earlier retirement     (since February 2007); Executive Vice
                            or removal.            President of all of the Pioneer Funds
                                                   (since March 2007); Director of PGAM
                                                   (2007 - 2010); Head of New Europe
                                                   Division, PGAM (2000 - 2005); Head of New
                                                   Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 57

Fund Officers

------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                 Other Directorships
Held with the Fund          Length of Service      Principal Occupation                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley       Since 2010. Serves     Vice President and Associate General        None
(47) Secretary              at the discretion      Counsel of Pioneer since January 2008
                            of the Board.          and Secretary of all of the Pioneer
                                                   Funds since June 2010; Assistant
                                                   Secretary of all of the Pioneer Funds
                                                   from September 2003 to May 2010; and
                                                   Vice President and Senior Counsel of
                                                   Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)      Since 2010. Serves     Fund Governance Director of Pioneer         None
Assistant Secretary         at the discretion      since December 2006 and Assistant
                            of the Board.          Secretary of all the Pioneer Funds since
                                                   June 2010; Manager - Fund Governance of
                                                   Pioneer from December 2003 to November
                                                   2006; and Senior Paralegal of Pioneer
                                                   from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)           Since 2010. Serves     Counsel of Pioneer since June 2007 and      None
Assistant Secretary         at the discretion      Assistant Secretary of all the Pioneer
                            of the Board.          Funds since June 2010; and Vice
                                                   President and Counsel at State Street
                                                   Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)        Since 2010. Serves     Vice President - Fund Treasury of           None
Treasurer and Chief         at the discretion      Pioneer; Treasurer of all of the Pioneer
Financial and Accounting    of the Board.          Funds since March 2008; Deputy Treasurer
Officer of the Fund                                of Pioneer from March 2004 to February
                                                   2008; and Assistant Treasurer of all of
                                                   the Pioneer Funds from March 2004 to
                                                   February 2008
------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)       Since 2010. Serves     Assistant Vice President - Fund Treasury    None
Assistant Treasurer         at the discretion of   of Pioneer; and Assistant Treasurer
                            the Board.             of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------

58 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                 Other Directorships
Held with the Fund          Length of Service      Principal Occupation                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)          Since 2010. Serves     Fund Accounting Manager - Fund Treasury     None
Assistant Treasurer         at the discretion      of Pioneer; and Assistant Treasurer of
                            of the Board.          all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)       Since 2010. Serves     Fund Administration Manager - Fund          None
Assistant Treasurer         at the discretion      Treasury of Pioneer since November 2008;
                            of the Board.          Assistant Treasurer of all of the
                                                   Pioneer Funds since January 2009; and
                                                   Client Service Manager - Institutional
                                                   Investor Services at State Street Bank
                                                   from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)        Since 2010. Serves     Chief Compliance Officer of Pioneer and     None
Chief Compliance Officer    at the discretion      of all the Pioneer Funds since March
                            of the Board.          2010; Director of Adviser and Portfolio
                                                   Compliance at Pioneer since October
                                                   2005; and Senior Compliance Officer for
                                                   Columbia Management Advisers, Inc. from
                                                   October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)       Since 2010. Serves     Director--Transfer Agency Compliance of      None
Anti-Money Laundering       at the discretion      Pioneer and Anti-Money Laundering Officer
Officer                     of the Board.          of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12 59

                           This page for your notes.

60 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Invesments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 24440-02-1212

                       Pioneer Floating
                       Rate Fund

--------------------------------------------------------------------------------
                       Annual Report | October 31, 2012
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     FLARX
                       Class C     FLCRX
                       Class Y     FLYRX
                       Class Z     FLZRX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          44

Notes to Financial Statements                                                 52

Report of Independent Registered Public Accounting Firm                       63

Trustees, Officers and Service Providers                                      64

                         Pioneer Floating Rate Fund | Annual Report | 10/31/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff " in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*   Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Floating Rate Fund | Annual Report | 10/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/12 3

Portfolio Management Discussion | 10/31/12

The market remained strong for floating-rate bank loans during most of the 12-month period ended October 31, 2012, as investors sought out opportunities to gain yield in a low-interest-rate environment. During a period in which investors appeared more tolerant of taking on credit risk, lower-rated bank loans tended to outperform higher-rated securities. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Fund during the 12-month period. Mr. Sharkey, vice president and a portfolio manager at Pioneer, is responsible for the daily management of the Fund.

Q   How did the Fund perform during the 12 months ended October 31, 2012?

A Pioneer Floating Rate Fund's Class A shares returned 7.43% at net asset value during the 12 months ended October 31, 2012, while the Fund's benchmark, the Barclays Capital High Yield Loans Performing Index (the Barclays index), returned 8.73%. During the same 12-month period, the average return of the 156 mutual funds in Lipper's Loan Participating Funds category was 8.15%.

Q Could you describe the investment environment for bank loans during the 12 months ended October 31, 2012?

A Despite interim periods of worries about potential economic weakening that temporarily softened investor demand, the market for bank loans was positive during the 12 months ended October 31, 2012. The "risk-on" trade predominated during the period, with floating-rate bank loans producing solid returns. Lower-rated securities, including loans rated CCC and B, generated especially impressive results during the period, outperforming BB-rated loans.

    The reasons for the outperformance of lower-rated loans were many. One reason was that central banks throughout the world kept short-term interest rates very low. In the United States, for example, the Federal Reserve Board (the Fed) announced a third round of quantitative easing and said it intended to keep short-term interest rates at current low levels (between 0% and 0.25%). Overseas, the European Central Bank (ECB) moved to encourage lending activity, increase financial liquidity and reduce pressures on nations with sovereign-debt problems. In China, the central government cut interest rates and committed to expanding the nation's money supply. Meanwhile, investors' fears that some major economies might slip back into

4 Pioneer Floating Rate Fund | Annual Report | 10/31/12 recession abated during the period as more encouraging reports about job creation, the housing market, consumer sentiment and gross domestic product
    (GDP) trends began to emerge.

    As the myriad of positive factors emerged, investors' demand for floating-rate loans expanded during the 12-month period. High-yield bond mutual funds, for example, continued to add to their holdings in floating-rate loans because of the attractive values offered by loans compared with fixed-income corporate bonds--the latter often were selling at premiums to their par (face) values, while floating-rate loans were selling at discounts.

    A large portion of lower-quality loans were refinanced by high-yield bond issuance, and higher-quality loans were diverted to traditional bank lending. Additionally, CLOs (collateralized loan obligations), which represent nearly half of the loan investment universe, saw an unexpectedly large resurgence in new issuance and are on track to have 2012 become the third-largest year for new CLO issuance.

Q How did you position the Fund in that environment and how did the positioning affect the Fund's performance during the 12 months ended October 31, 2012?

A While the Fund produced solid returns during the full 12-month period, the return still trailed that of the benchmark Barclays Index, primarily due to the Fund's investment bias in favor of higher-quality bank loans. The tilt towards higher quality helped the Fund outperform during those months when the floating-rate loan market went down, but held back benchmark-relative results when the market rallied.

    During the 12-month period, we became more confident that the U.S. economy's underpinnings were holding up and thus became somewhat more aggressive and less defensive in the Fund's positioning. For example, we increased the portfolio's positions in more economically-sensitive sectors such as information technology and consumer loans, while reducing portfolio exposure to telecom services. At the same time, we maintained the Fund's higher-quality orientation. Accomplishing this became somewhat more challenging as the period progressed as the strong demand for loans encouraged some companies to issue more "covenant-light" loans, which offer less-strict covenant protection for investors than traditional loans. While we have not avoided having the Fund own such loans entirely, we have maintained the higher-quality bias and have worked to limit the percentage of Fund assets invested in covenant-light loans.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/12 5

Q What types of individual investments most affected the Fund's performance, either positively or negatively, during the 12 months ended October 31, 2012?

A The Fund's better-performing loan investments during the period came from a variety of sectors and industries. One of the stronger individual performers in the portfolio during the period was Sun Health Care, an operator of long-term care facilities that was taken over by another company. Other solid performers held in the portfolio included loans to Aquilex, which provides maintenance and repair services to heavy industries; Ozburn-Hessey Logistics, which offers warehousing and distribution services to other companies; and credit card transaction processor First Data. The Fund also received good results from a small position in high-yield corporate bonds, which performed very well in an up-market. We have maintained the Fund's bond positions primarily for liquidity purposes.

    Notable among the more disappointing investments during the period was the only defaulted loan in the portfolio--a loan to Vertrue, which provides advertising and marketing services. Other poor-performing investments held in the portfolio during the period included loans to IAP Worldwide, a defense contractor that was hurt by redeployment of U.S. forces; and to Bumi Resources, a coal mining company whose debt was affected both by weakening demand for coal and by an internal corporate-governance issue.

Q   What is your investment outlook?

A We continue to be optimistic about the prospects for bank-loan investments. Even after achieving strong performance over the past 12 months, bank loans still were selling at a discount to par value as of October 31, 2012. In contrast, fixed-income corporate bonds generally were selling at premiums to their par values. Moreover, we believe floating-rate bank loans still are priced attractively relative to their risk, especially when comparing loans' yield advantages over no-credit-risk alternatives such as U.S. Treasuries. Bank loans were selling at an implied default rate of about 5% as of October 31, 2012, while the actual forecasted default rate for bank loans for the next 12 months is at around 2%. (The long-term average default rate is about 3.5%.)

6 Pioneer Floating Rate Fund | Annual Report | 10/31/12

    Given the Fed's announcement about not raising short-term rates until at least mid-2015, we believe that investors in floating-rate loans continue to be well compensated. In addition, whenever interest rates do rise, floating-rate loans typically offer more price protection than conventional, fixed-rate bonds.

    We think the financial health of corporate borrowers in the United States also makes a compelling argument for investing in bank loans, given that U.S. corporations, in general, are in solid financial shape and highly credit-worthy. Many U.S. corporations have continued to demonstrate healthy profit margins and strong balance sheets, and those factors should enable them to meet their credit obligations.

Please refer to the Schedule of Investments on pages 16-43 for a full listing of Fund securities.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher- rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/12 7

Portfolio Summary | 10/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Loans                                                       86.8%
Temporary Cash Investments                                                  8.1%
U.S. Corporate Bonds                                                        2.4%
International Corporate Bonds                                               1.1%
Collateralized Mortgage Obligations                                         0.5%
Asset Backed Securities                                                     0.5%
U.S. Common Stocks                                                          0.4%
Convertible Corporate Bonds                                                 0.2%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BB                                                                         49.7%
B                                                                          34.5%
BBB                                                                         7.6%
Not Rated                                                                   5.0%
Cash Equivalent                                                             1.3%
CCC                                                                         1.0%
AAA                                                                         0.5%
A                                                                           0.3%
AA                                                                          0.1%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.   CPG International I, Inc., Term Loan, 9/21/19                        0.86%
--------------------------------------------------------------------------------
 2.   Grifols, Inc., New U.S. Tranche B Term Loan, 6/4/17                  0.72
--------------------------------------------------------------------------------
 3.   HHI Holdings LLC, 10/3/18                                            0.71
--------------------------------------------------------------------------------
 4.   Chrysler Group LLC, Tranche B Term Loan, 4/28/17                     0.66
--------------------------------------------------------------------------------
 5.   Freescale Semiconductor, Inc., Tranche B-1 Term Loan, 12/1/16        0.66
--------------------------------------------------------------------------------
 6.   Interactive Data Corp., Term B Loan, 1/31/18                         0.64
--------------------------------------------------------------------------------
 7.   Telesat Canada, U.S. Term B Loan, 3/28/19                            0.63
--------------------------------------------------------------------------------
 8.   Protection One, Inc., Term Loan 2012, 3/20/19                        0.62
--------------------------------------------------------------------------------
 9.   WireCo WorldGroup, Inc., Term Loan, 4/13/17                          0.61
--------------------------------------------------------------------------------
10.   Expert Global Solutions, Inc., Term B Advance (First Lien), 3/13/18  0.59
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Floating Rate Fund | Annual Report | 10/31/12

Prices and Distributions | 10/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       10/31/12                      10/31/11
--------------------------------------------------------------------------------
           A                           $6.95                          $6.77
--------------------------------------------------------------------------------
           C                           $6.95                          $6.78
--------------------------------------------------------------------------------
           Y                           $6.96                          $6.78
--------------------------------------------------------------------------------
           Z                           $6.97                          $6.80
--------------------------------------------------------------------------------

Distributions per Share: 11/1/11-10/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment          Short-Term          Long-Term
         Class            Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A             $0.3115                $ --               $ --
--------------------------------------------------------------------------------
           C             $0.2594                $ --               $ --
--------------------------------------------------------------------------------
           Y             $0.3349                $ --               $ --
--------------------------------------------------------------------------------
           Z             $0.3292                $ --               $ --
--------------------------------------------------------------------------------

The Barclays Capital High Yield Loans Performing Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+125. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/12 9

Performance Update | 10/31/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund at public offering price, compared to that of the Barclays Capital High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                     Net Asset     Public Offering
Period               Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(2/14/07)            3.95%         3.12%
5 Years              4.27          3.32
1 Year               7.43          2.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     1.12%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Floating          Barclays Capital High Yield Loans
                     Rate Fund                 Performing Index
2/28/2007            $   9,550                 $  10,000
10/31/2007           $   9,670                 $  10,242
10/31/2008           $   7,972                 $   8,030
10/31/2009           $   9,845                 $  10,588
10/31/2010           $  10,774                 $  11,728
10/31/2011           $  11,095                 $  12,045
10/31/2012           $  11,919                 $  13,097

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Floating Rate Fund | Annual Report | 10/31/12

Performance Update | 10/31/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund, compared to that of the Barclays Capital High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                     If           If
Period               Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(2/14/07)            3.09%        3.09%
5 Years              3.39         3.39
1 Year               6.46         6.46
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     1.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Floating          Barclays Capital High Yield Loans
                     Rate Fund                 Performing Index
2/28/2007            $  10,000                 $   10,000
10/31/2007           $  10,070                 $   10,242
10/31/2008           $   8,211                 $    8,030
10/31/2009           $  10,069                 $   10,588
10/31/2010           $  10,921                 $   11,728
10/31/2011           $  11,176                 $   12,045
10/31/2012           $  11,898                 $   13,097

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 11

Performance Update | 10/31/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Floating Rate Fund, compared to that of the Barclays Capital High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                     If           If
Period               Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(2/14/07)            4.12%        4.12%
5 Years              4.46         4.46
1 Year               7.78         7.78
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                     Gross        Net
--------------------------------------------------------------------------------
                     0.88%        0.70%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                     Pioneer Floating          Barclays Capital High Yield Loans
                     Rate Fund                 Performing Index
2/28/2007            $    5,000,000            $   5,000,000
10/31/2007           $    5,061,980            $   5,120,822
10/31/2008           $    4,174,504            $   4,014,905
10/31/2009           $    5,163,652            $   5,293,953
10/31/2010           $    5,665,295            $   5,863,948
10/31/2011           $    5,841,313            $   6,022,520
10/31/2012           $    6,295,679            $   6,548,326

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Floating Rate Fund | Annual Report | 10/31/12

Performance Update | 10/31/12                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund, compared to that of the Barclays Capital High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(2/14/07)         4.01%         4.01%
5 Years           4.34          4.34
1 Year            7.52          7.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  1.22%         0.90%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Floating          Barclays Capital High Yield Loans
                     Rate Fund                 Performing Index
2/28/2007            $   10,000                $    10,000
10/31/2007           $   10,121                $    10,242
10/31/2008           $    8,344                $     8,030
10/31/2009           $   10,304                $    10,588
10/31/2010           $   11,277                $    11,728
10/31/2011           $   11,640                $    12,045
10/31/2012           $   12,515                $    13,097

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on August 8, 2011, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on August 8, 2011, would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from May 1, 2012, through October 31, 2012.

--------------------------------------------------------------------------------
 Share Class                   A              C              Y             Z
--------------------------------------------------------------------------------
 Beginning Account         $1,000.00     $1,000.00       $1,000.00     $1,000.00
 Value on 5/1/12
--------------------------------------------------------------------------------
 Ending Account            $1,031.20     $1,027.31       $1,033.17     $1,032.56
 Value (after expenses)
 on 10/31/12
--------------------------------------------------------------------------------
 Expenses Paid                 $5.67         $9.48           $3.58         $4.24
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.11%, 1.86%, 0.70% and 0.83% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14 Pioneer Floating Rate Fund | Annual Report | 10/31/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2012, through October 31, 2012.

--------------------------------------------------------------------------------
 Share Class                   A               C           Y              Z
--------------------------------------------------------------------------------
 Beginning Account          $1,000.00      $1,000.00    $1,000.00      $1,000.00
 Value on 5/1/12
--------------------------------------------------------------------------------
 Ending Account             $1,019.56      $1,015.79    $1,021.62      $1,020.96
 Value (after expenses)
 on 10/31/12
--------------------------------------------------------------------------------
 Expenses Paid                  $5.63          $9.42        $3.56          $4.22
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.11%, 1.86%, 0.70% and 0.83% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 15

Schedule of Investments | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE CORPORATE BONDS - 0.3%
                                             DIVERSIFIED FINANCIALS - 0.3%
                                             Asset Management & Custody Banks - 0.3%
       1,000,000                    BBB/NR   Apollo Investment Corp., 5.75%,
                                             1/15/16                                         $       1,026,250
                                                                                             -----------------
                                             Total Diversified Financials                    $       1,026,250
--------------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE CORPORATE BONDS
                                             (Cost $991,579)                                 $       1,026,250
--------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE PREFERRED STOCKS - 0.0%+
                                             CAPITAL GOODS - 0.0%+
                                             Industrial Machinery - 0.0%+
           1,000                 BBB+/Baa3   Stanley Black & Decker, Inc.,
                                             4.75%, 11/17/15                                 $         121,070
                                                                                             -----------------
                                             Total Capital Goods                             $         121,070
--------------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE PREFERRED STOCKS
                                             (Cost $100,000)                                 $         121,070
--------------------------------------------------------------------------------------------------------------
                                             COMMON STOCKS - 0.1%
                                             AUTOMOBILES & COMPONENTS - 0.0%+
                                             Auto Parts & Equipment - 0.0%+
               4                             Lear Corp.                                      $             170
                                                                                             -----------------
                                             Total Automobiles & Components                  $             170
--------------------------------------------------------------------------------------------------------------
                                             REAL ESTATE - 0.1%
                                             Real Estate Development - 0.1%
         106,253                             Newhall Land Development LLC *                  $         164,692
                                                                                             -----------------
                                             Total Real Estate                               $         164,692
--------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $88,066)                                  $         164,862
--------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
--------------------------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES - 0.6%
                                             CONSUMER SERVICES - 0.0%+
                                             Hotels, Resorts & Cruise Lines - 0.0%+
         234,373                     BB/NR   Westgate Resorts LLC, 9.0%,
                                             1/20/25 (144A)                                  $         236,717
                                                                                             -----------------
                                             Total Consumer Services                         $         236,717
--------------------------------------------------------------------------------------------------------------
                                             BANKS - 0.4%
                                             Diversified Banks - 0.0%+
         132,501         0.59       AAA/NR   Wells Fargo Home Equity Trust,
                                             Floating Rate Note, 12/25/35 (144A)             $         128,067
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
 Principal        Rate (b)     Ratings
 Amount ($)       (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance - 0.4%
         617,734         0.84      AAA/Aaa   Bayview Financial Acquisition Trust,
                                             Floating Rate Note, 5/28/44                     $         601,930
         305,713         0.49      AA+/Aa1   Bear Stearns Asset Backed Securities
                                             Trust, Floating Rate Note, 2/25/36                        301,515
         209,911         1.01      AAA/Aa3   Citigroup Mortgage Loan Trust, Inc.,
                                             Floating Rate Note, 8/25/35                               210,128
          84,997         0.33      BBB/Aa3   Option One Mortgage Loan Trust,
                                             Floating Rate Note, 2/25/38                                84,559
          83,931         1.15      AAA/Aaa   RASC Trust, Floating Rate Note,
                                             12/25/34                                                   81,854
                                                                                             -----------------
                                                                                             $       1,279,986
                                                                                             -----------------
                                             Total Banks                                     $       1,408,053
--------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS - 0.2%
                                             Other Diversified Financial Services - 0.0%+
          77,842         1.01      BBB/Ba1   Ellington Loan Acquisition Trust
                                             2007-1, Floating Rate Note,
                                             5/27/37 (144A)                                  $          76,760
--------------------------------------------------------------------------------------------------------------
                                             Specialized Finance - 0.2%
          73,475         0.48      AA/Baa3   Aegis Asset Backed Securities Trust,
                                             Floating Rate Note, 12/25/35                    $          66,441
         338,406         0.60    CCC+/Caa2   Lease Investment Flight Trust,
                                             Class A1 Floating Rate Note, 7/15/31                      235,192
         338,406         0.64    CCC+/Caa2   Lease Investment Flight Trust,
                                             Class A2 Floating Rate Note, 7/15/31                      234,346
                                                                                             -----------------
                                                                                             $         535,979
                                                                                             -----------------
                                             Total Diversified Financials                    $         612,739
--------------------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $2,140,690)                               $       2,257,509
--------------------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS - 0.6%
                                             BANKS - 0.1%
                                             Thrifts & Mortgage Finance - 0.1%
         330,642         1.02       AAA/A3   Sequoia Mortgage Trust 2004-12,
                                             Floating Rate Note, 1/20/35                     $         292,267
         165,503         2.62       A+/Ba1   Wells Fargo Mortgage Backed Securities
                                             Trust, Floating Rate Note, 6/25/34                        167,105
                                                                                             -----------------
                                                                                             $         459,372
                                                                                             -----------------
                                             Total Banks                                     $         459,372
--------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS - 0.4%
                                             Other Diversified Financial Services - 0.4%
         300,000         0.91      BBB+/A3   Morgan Stanley Capital I, Inc. Class C,
                                             Floating Rate Note, 12/15/20 (144A)             $         278,667
         214,272         0.81      AAA/Ba3   RALI Trust, Floating Rate Note, 4/25/34                   199,053

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 17

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial Services - (continued)
         857,187         4.21        NR/A2   Velocity Commercial Capital Loan Trust,
                                             Floating Rate Note, 8/25/40 (144A)                  $     737,181
                                                                                                 -------------
                                                                                                 $   1,214,901
                                                                                                 -------------
                                             Total Diversified Financials                        $   1,214,901
--------------------------------------------------------------------------------------------------------------
                                             REAL ESTATE - 0.1%
                                             Mortgage REITs - 0.1%
         121,040         2.55       AAA/B2   American Home Mortgage Investment
                                             Trust, Floating Rate Note, 6/25/45                  $     108,724
         307,522         2.55      AAA/Ba1   American Home Mortgage Investment
                                             Trust, Floating Rate Note, 6/25/45                        305,801
                                                                                                 -------------
                                                                                                 $     414,525
                                                                                                 -------------
                                             Total Real Estate                                   $     414,525
--------------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                             (Cost $2,063,307)                                   $   2,088,798
--------------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS - 3.8%
                                             ENERGY - 0.4%
                                             Oil & Gas Drilling - 0.0%+
          68,000                     B-/B3   Offshore Group Investment, Ltd.,
                                             11.5%, 8/1/15                                       $      74,715
         100,000                     B-/B3   Offshore Group Investment, Ltd.,
                                             7.5%, 11/1/19 (144A)                                       98,500
                                                                                                 -------------
                                                                                                 $     173,215
--------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services - 0.1%
  NOK  1,500,000         9.05        NR/NR   Transocean Norway Drilling AS,
                                             Floating Rate Note, 2/24/16                         $     278,918
--------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production - 0.2%
         498,000                     BB/B1   Denbury Resources, Inc., 8.25%,
                                             2/15/20                                             $     563,985
--------------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels - 0.1%
         400,000                      B/B3   Murray Energy Corp., 10.25%,
                                             10/15/15 (144A)                                     $     392,000
                                                                                                 -------------
                                             Total Energy                                        $   1,408,118
--------------------------------------------------------------------------------------------------------------
                                             MATERIALS - 0.5%
                                             Paper Packaging - 0.2%
         515,000                      B/B3   Packaging Dynamics Corp., 8.75%,
                                             2/1/16 (144A)                                       $     542,038
--------------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining - 0.2%
         600,000                   CCC+/B3   Molycorp, Inc., 10.0%, 6/1/20 (144A)                $     577,500
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Paper Products - 0.1%
         225,000                     B+/B1   Appleton Papers, Inc., 10.5%,
                                             6/15/15 (144A)                                  $         238,500
         250,000                   CCC+/B3   Appleton Papers, Inc., 11.25%,
                                             12/15/15                                                  259,375
                                                                                             -----------------
                                                                                             $         497,875
                                                                                             -----------------
                                             Total Materials                                 $       1,617,413
--------------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS - 0.3%
                                             Electrical Components & Equipment - 0.1%
         250,000                      B/B3   WireCo WorldGroup, Inc., 9.5%,
                                             5/15/17                                         $         265,000
--------------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery &
                                             Heavy Trucks - 0.1%
         400,000                     B+/B1   Titan International, Inc., 7.875%,
                                             10/1/17                                         $         423,000
--------------------------------------------------------------------------------------------------------------
                                             Industrial Machinery - 0.1%
         500,000                      B/B2   Constellation Enterprises LLC,
                                             10.625%, 2/1/16 (144A)                          $         528,750
                                                                                             -----------------
                                             Total Capital Goods                             $       1,216,750
--------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES - 0.5%
                                             Health Care Equipment - 0.2%
         750,000                     B+/B2   Physio-Control International, Inc.,
                                             9.875%, 1/15/19 (144A)                          $         821,250
--------------------------------------------------------------------------------------------------------------
                                             Health Care Facilities - 0.3%
         500,000                     B+/B1   Aviv Healthcare Properties LP,
                                             7.75%, 2/15/19                                  $         526,875
         500,000                    BB/Ba3   HCA, Inc., 7.875%, 2/15/20                                558,750
                                                                                             -----------------
                                                                                             $       1,085,625
                                                                                             -----------------
                                             Total Health Care Equipment &
                                             Services                                        $       1,906,875
--------------------------------------------------------------------------------------------------------------
                                             BANKS - 0.1%
                                             Diversified Banks - 0.1%
         235,000         6.52       BB+/B1   ABN Amro North American Holding
                                             Preferred Capital Repackage Trust I,
                                             Floating Rate Note (Perpetual) (144A)           $         235,000
--------------------------------------------------------------------------------------------------------------
                                             Regional Banks - 0.0%+
         200,000         8.70     BBB/Baa3   PNC Preferred Funding Trust III, Floating
                                             Rate Note (Perpetual) (144A)                    $         202,480
                                                                                             -----------------
                                             Total Banks                                     $         437,480
--------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS - 0.7%
                                             Other Diversified Financial Services - 0.7%
         250,000         9.00       BB-/NR   Compass Re, Ltd., Class 1 Floating Rate
                                             Note, 1/8/15 (Cat Bond) (144A)                  $         256,950

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 19

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial Services - (continued)
         250,000        10.25       BB-/NR   Compass Re, Ltd., Class 2 Floating
                                             Rate Note, 1/8/15 (Cat Bond) (144A)               $       259,125
         250,000         9.00        BB/NR   East Lane Re V, Ltd., Floating Rate
                                             Note, 3/16/16 (Cat Bond) (144A)                           269,625
         300,000         8.35       BB-/NR   Ibis Re II, Ltd., Floating Rate
                                             Note, 2/5/15 (Cat Bond) (144A)                            311,580
         250,000         6.00        BB/NR   Lodestone Re, Ltd., Class A1 Floating
                                             Rate Note, 1/8/14 (Cat Bond) (144A)                       250,850
         500,000         7.25        BB/NR   Lodestone Re, Ltd., Class A2 Floating
                                             Rate Note, 1/8/14 (Cat Bond) (144A)                       506,800
         500,000         8.25       BB-/NR   Lodestone Re, Ltd., Floating Rate
                                             Note, 5/17/13 (Cat Bond) (144A)                           510,700
         300,000         7.50       BB-/NR   Queen Street IV Capital, Ltd.,
                                             Floating Rate Note, 4/9/15
                                             (Cat Bond) (144A)                                         296,250
                                                                                               ---------------
                                                                                               $     2,661,880
                                                                                               ---------------
                                             Total Diversified Financials                      $     2,661,880
--------------------------------------------------------------------------------------------------------------
                                             INSURANCE - 0.7%
                                             Property & Casualty Insurance - 0.1%
         250,000                 BBB-/Baa3   Fidelity National Financial, Inc.,
                                             5.5%, 9/1/22                                      $       275,581
--------------------------------------------------------------------------------------------------------------
                                             Reinsurance - 0.6%
         250,000         8.26        NR/NR   Atlas Reinsurance VII, Ltd., Floating
                                             Rate Note, 1/7/16 (144A)                          $       250,000
         250,000         4.50      NR/Baa1   Combine Re, Ltd., Floating Rate Note,
                                             1/7/15 (Cat Bond) (144A)                                  256,350
         250,000         9.00        BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                             3/12/15 (Cat Bond) (144A)                                 260,075
         250,000         8.75        NR/NR   Mythen Re, Ltd. Series 2012-2
                                             Class A, Floating Rate Note, 1/5/17
                                             (Cat Bond) (144A)                                         250,000
         250,000        10.35         B/NR   Queen Street VI Re, Ltd., Floating Rate
                                             Note, 4/9/15 (Cat Bond) (144A)                            256,275
         250,000         8.60        NR/NR   Queen Street VII Re, Ltd., Floating Rate
                                             Note, 4/8/16 (Cat Bond) (144A)                            250,000
         250,000         9.66         B/NR   Successor X, Ltd. Class IV-E3,
                                             Floating Rate Note, 2/25/14
                                             (Cat Bond) (144A)                                         254,550
         250,000        11.00        NR/B2   Successor X, Ltd., Floating Rate Note,
                                             1/27/15 (Cat Bond) (144A)                                 261,425
         250,000        11.25        B-/NR   Successor X, Ltd., Floating Rate Note,
                                             11/10/15 (Cat Bond) (144A)                                246,875
                                                                                               ---------------
                                                                                               $     2,285,550
                                                                                               ---------------
                                             Total Insurance                                   $     2,561,131
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES - 0.1%
                                             Data Processing & Outsourced Services - 0.1%
         250,000                     B+/B1   First Data Corp., 8.875%,
                                             8/15/20 (144A)                                  $         272,500
                                                                                             -----------------
                                             Total Software & Services                       $         272,500
--------------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES - 0.4%
                                             Alternative Carriers - 0.1%
         350,000                    BB-/WR   PAETEC Holding Corp., 8.875%,
                                             6/30/17                                         $         377,125
--------------------------------------------------------------------------------------------------------------
                                             Integrated Telecommunication Services - 0.2%
         500,000                      B/B1   Cincinnati Bell, Inc., 8.375%,
                                             10/15/20                                        $         537,500
--------------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services - 0.1%
         365,000                    B+/Ba2   Cricket Communications, Inc.,
                                             7.75%, 5/15/16                                  $         385,988
                                                                                             -----------------
                                             Total Telecommunication Services                $       1,300,613
--------------------------------------------------------------------------------------------------------------
                                             UTILITIES - 0.1%
                                             Gas Utilities - 0.1%
         250,000                     B-/B2   Ferrellgas LP, 6.5%, 5/1/21                     $         241,250
                                                                                             -----------------
                                             Total Utilities                                 $         241,250
--------------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $13,037,030)                              $      13,624,010
--------------------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE
                                             LOAN INTERESTS - 91.9%**
                                             ENERGY - 3.2%
                                             Oil & Gas Equipment & Services - 0.7%
         207,916         2.67        B+/NR   Fenwal, Inc., Delayed Draw First-Lien
                                             Term Loan, 2/28/14                              $         207,721
       1,212,397         2.67        B+/NR   Fenwal, Inc., Initial First-Lien Term
                                             Loan, 2/22/14                                           1,211,261
       1,351,211         8.50         B/B3   FTS International Services LLC, Term
                                             Loan, 5/6/16                                            1,220,593
          83,516         9.00        B-/B2   Hudson Products Holdings, Inc., Term
                                             Loan, 8/24/15                                              83,308
                                                                                             -----------------
                                                                                             $       2,722,883
--------------------------------------------------------------------------------------------------------------
                                             Integrated Oil & Gas - 0.4%
       1,444,767         4.50     BBB/Baa2   Glenn Pool Oil & Gas Trust, Term
                                             Loan, 6/1/16                                    $       1,451,991
--------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production - 1.5%
       1,500,000         5.00        NR/NR   EP Energy LLC, Tranche B-1 Loan,
                                             5/24/18                                         $       1,514,250
       2,000,000         0.00        BB/NR   Plains Exploration & Production Co.,
                                             Term Loan B, 9/4/19                                     2,011,608

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 21

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production - (continued)
       1,750,000         6.00        B+/B1   Samson Investment Co., Initial Term
                                             Loan (Second Lien), 9/25/18                     $       1,768,321
                                                                                             -----------------
                                                                                             $       5,294,179
--------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing - 0.4%
       1,622,186         3.75       BB/Ba2   Pilot Travel Centers LLC, Refinancing
                                             Tranche B Term Loan, 3/30/18                    $       1,632,662
--------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation - 0.1%
         273,625         4.75      BB-/Ba3   Gibson Energy, Inc., Tranche B Term
                                             Loan, 6/30/18                                   $         276,874
--------------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels - 0.1%
         250,000         0.00        NR/NR   Bumi Resources Tbk PT, Term Loan,
                                             8/7/13                                          $         218,750
                                                                                             -----------------
                                             Total Energy                                    $      11,597,339
--------------------------------------------------------------------------------------------------------------
                                             MATERIALS - 10.0%
                                             Commodity Chemicals - 2.0%
       3,000,000         5.75         B/B1   CPG International I, Inc., Term Loan,
                                             9/21/19                                         $       3,011,250
       1,959,109         6.75         B/B1   Houghton International, Inc., B-1 Term
                                             Loan, 1/31/18                                           1,976,251
         771,873         5.25       BB-/B1   Taminco Global Chemical Corp., Tranche
                                             B-1 Dollar Term Loan, 2/15/19                             780,879
       1,175,625         4.25       NR/Ba2   Tronox, Inc., Closing Date Term Loan,
                                             1/24/17                                                 1,184,862
         106,875         4.25       NR/Ba2   Tronox, Inc., Delayed Draw Term Loan,
                                             1/24/17                                                   107,782
                                                                                             -----------------
                                                                                             $       7,061,024
--------------------------------------------------------------------------------------------------------------
                                             Diversified Chemicals - 1.0%
         570,279         5.00         B/B1   General Chemical Holding Co., New
                                             Tranche B Term Loan, 10/6/15                    $         572,703
EURO     979,221         3.61        B-/B1   Momentive Performance Materials, Inc.,
                                             Tranche B-2B Term Loan, 5/5/15                          1,259,892
       1,645,688         5.00        B+/B2   Univar, Term B Loan, 6/30/17                            1,632,430
                                                                                             -----------------
                                                                                             $       3,465,025
--------------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals - 2.6%
       1,387,500         3.75     BB+/Baa3   Ashland, Inc., Term B Loan, 5/31/18             $       1,399,040
       1,000,000         0.00       BB+/NR   Chemtura Corp., Add-on Term Loan,
                                             8/27/16                                                 1,000,000
       1,750,000         5.50      BB+/Ba1   Chemtura Corp., Term Facility, 8/11/16                  1,774,062
         868,631         2.79      BB+/Ba1   Huntsman International LLC, Extended
                                             Term B Loan, 4/19/17                                      867,545
       1,980,000         5.75      BB-/Ba2   OM Group, Inc., Term B Dollar Loan,
                                             7/5/17                                                  1,994,232

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
 Principal        Rate (b)     Ratings
 Amount ($)       (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals - (continued)
       1,574,462         5.50       B+/Ba2   OMNOVA Solutions, Inc., Extended
                                             Loan, 5/18/17                                   $       1,588,239
         630,237         5.00      BB-/Ba1   PolyOne Corp., Term Loan, 9/30/17                         635,949
                                                                                             -----------------
                                                                                             $       9,259,067
--------------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers - 0.7%
       1,250,000         0.00        B/Ba3   BWAY Holding Co., Initial Term Loan,
                                             8/31/17                                         $       1,257,812
       1,427,944         5.50         B/B1   Tank Holdings Corp., Initial Term Loan,
                                             6/8/19                                                  1,434,791
                                                                                             -----------------
                                                                                             $       2,692,603
--------------------------------------------------------------------------------------------------------------
                                             Paper Packaging - 0.8%
       2,034,250         6.50         B/B2   Exopack Holding Corp., Term Loan B,
                                             5/6/17                                          $       2,028,316
       1,075,250         4.75       BB/Ba1   Sealed Air Corp., Term B Advance,
                                             5/31/18                                                 1,082,642
                                                                                             -----------------
                                                                                             $       3,110,958
--------------------------------------------------------------------------------------------------------------
                                             Aluminum - 0.5%
         273,625         5.75       B+/Ba2   Noranda Aluminum Holding Corp.,
                                             Term B Loan, 2/17/19                            $         276,532
       1,473,750         4.00      BB-/Ba2   Novelis, Inc. Georgia, Term Loan,
                                             3/11/17                                                 1,475,280
                                                                                             -----------------
                                                                                             $       1,751,812
--------------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining - 1.0%
       2,000,000         5.25      BB+/NR    Fortescue Metals Group, Ltd.,
                                             Term Loan, 10/18/17                             $       1,995,000
         597,439         4.00     BB+/Ba1    SunCoke Energy, Inc., Tranche B
                                             Term Loan, 7/21/18                                        600,426
       1,132,351         4.75      BB-/B1    Walter Energy, Inc., B Term Loan,
                                             2/3/18                                                  1,119,140
                                                                                             -----------------
                                                                                             $       3,714,566
--------------------------------------------------------------------------------------------------------------
                                             Precious Metals & Minerals - 0.6%
       2,062,802         5.25       BB-/B1   Fairmount Minerals, Ltd., Tranche B
                                             Term Loan, 3/15/17                              $       2,065,934
--------------------------------------------------------------------------------------------------------------
                                             Steel - 0.6%
         700,000         8.75         B/B1   Essar Steel Algoma, Inc., Term Loan,
                                             9/20/14                                         $         708,750
       1,471,287         4.75        BB/B1   JMC Steel Group, Inc., Term Loan,
                                             2/15/17                                                 1,489,678
                                                                                             -----------------
                                                                                             $       2,198,428
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 23

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Paper Products - 0.2%
         816,717         4.75      BB-/Ba3   Ranpak Corp., USD Term Loan
                                             (First Lien), 3/28/17                           $         818,759
                                                                                             -----------------
                                             Total Materials                                 $      36,138,176
--------------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS - 11.1%
                                             Aerospace & Defense - 4.4%
       2,024,359         8.75         B/B3   API Technologies Corp., Term Loan,
                                             6/1/16                                          $       2,014,237
         250,000         4.75     BBB-/Ba2   Delos Aircraft, Inc., Term Loan,
                                             3/17/16                                                   254,062
         744,375         5.75      BB+/Ba3   DigitalGlobe, Inc., Term Loan, 9/21/18                    749,027
       1,026,165         7.25         B/B2   Dubai Aerospace Enterprise (DAE),
                                             Tranche B-1 Loan, 11/2/12                               1,026,165
         400,085         0.00         B/B2   Dubai Aerospace Enterprises (DAE),
                                             Tranche B-1 Loan, 10/18/18                                399.753
         973,174         7.25         B/B2   Dubai Aerospace Enterprise (DAE),
                                             Tranche B-2 Loan, 7/3/14                                  973,174
       1,096,888         6.25      BB-/Ba2   DynCorp International, Inc.,
                                             Term Loan, 7/7/16                                       1,103,286
         987,504         7.00         B/B3   Sotera Defense Solutions,
                                             Term B Loan, 4/21/17                                      977,629
       1,201,624         6.52        BB/B1   Hunter Defense Technologies, Inc.,
                                             Series 1 New Term Loan, 8/22/14                         1,045,413
         315,999         3.52       BB-/B1   Hunter Defense Technologies, Inc.,
                                             Term Loan, 8/22/14                                        280,712
       1,740,041         9.25       CCC/WR   IAP Worldwide Services, Inc.,
                                             Term Loan (First-Lien), 12/20/12                        1,413,783
         374,063         6.50        NR/NR   PRV Aerospace LLC, Term Loan,
                                             5/9/18                                                    374,530
       1,500,000         3.62         B/B1   Sequa Corp., Term Loan, 12/3/14                         1,499,250
       1,965,000         4.50       B+/Ba3   SI Organization, Inc., New Tranche B
                                             Term Loan, 11/22/16                                     1,960,088
         497,500         3.75     BBB-/Ba1   Spirit Aerosystems, Inc., Term B
                                             Loan, 3/27/19                                             499,158
       1,173,690         4.50       BB-/B1   Tasc, Inc., New Tranche B Term
                                             Loan, 12/18/15                                          1,175,890
                                                                                             -----------------
                                                                                             $      15,746,157
--------------------------------------------------------------------------------------------------------------
                                             Building Products - 1.3%
         591,469         4.00       BB-/B1   Armstrong World Industries, Inc.,
                                             Term Loan B-1, 3/10/18                          $         594,303
       1,557,360         5.75        B+/B1   Custom Building Products, Inc.,
                                             Term Loan, 3/19/15                                      1,559,306
       1,303,167         5.75        B+/B1   Goodman Global Group, Inc.,
                                             Initial Term Loan (First Lien), 10/6/16                 1,308,778
       1,244,997         6.00       BB-/B1   Summit Materials LLC, Term Loan,
                                             1/30/19                                                 1,257,576
                                                                                             -----------------
                                                                                             $       4,719,963
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Electrical Components & Equipment - 1.1%
         498,750         7.00        NR/NR   Pelican Products, Inc., Term Loan
                                             (First Lien), 7/11/18                           $         497,503
       1,309,802         5.75        B+/B1   Scotsman Industries, Inc., Term Loan,
                                             4/30/16                                                 1,317,988
       2,100,000         6.00      BB-/Ba2   WireCo WorldGroup, Inc., Term Loan,
                                             2/15/17                                                 2,126,250
                                                                                             -----------------
                                                                                             $       3,941,741
--------------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates - 0.4%
       1,605,227         5.00        B+/B2   Pro Mach, Inc., Term Loan, 7/6/17               $       1,609,738
--------------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery &
                                             Heavy Trucks - 1.4%
         975,000         7.00       B+/Ba2   Navistar International Corp., Tranche
                                             B Term Loan, 7/31/17                            $         982,922
       1,133,550         4.50        NR/NR   Terex Corp., New US Term Loan,
                                             4/28/17                                                 1,142,937
       1,098,900         4.25       BB/Ba2   The Manitowoc Co, Inc., Term B Loan,
                                             10/11/17                                                1,107,142
       1,456,563         8.50       BB-/B2   ThyssenKrupp Waupaca, Inc.,
                                             Term Loan, 6/29/17                                      1,474,770
         299,250         8.25       BB-/B3   Wastequip, Inc., Term Loan, 5/17/18                       296,258
                                                                                             -----------------
                                                                                             $       5,004,029
--------------------------------------------------------------------------------------------------------------
                                             Industrial Machinery - 1.6%
         992,500         4.50      BB+/Ba2   Colfax Corp., Term B Facility, 1/11/19          $       1,003,577
         701,830         6.00        NR/NR   Schaeffler AG, Facility C2 Term Loan,
                                             1/27/17                                                   710,164
       2,000,000         5.50        B+/B1   Transtar Holding Co., Term Loan
                                             (First Lien 2012), 9/13/18                              2,022,500
         482,639         3.75       BB/Ba3   Trimas Corp., Tranche B Term
                                             Loan (2012), 10/11/19                                     483,845
       1,603,905         6.25      BB-/Ba2   Xerium Technologies, Inc., Initial
                                             U.S. Term Loan, 5/4/17                                  1,601,900
                                                                                             -----------------
                                                                                             $       5,821,986
--------------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors - 0.9%
       1,064,844         4.75     BBB-/Ba2   AWAS Aviation Capital, Ltd.,
                                             Term Loan, 6/25/18                              $       1,076,823
         400,000         6.75      BBB-/B1   Fly Leasing, Ltd., Term Loan, 7/17/18                     401,000
       1,750,000         0.00        NR/NR   The Hertz Corp., Tranche B1
                                             Term Loan, 3/11/18                                      1,746,719
                                                                                             -----------------
                                                                                             $       3,224,542
                                                                                             -----------------
                                             Total Capital Goods                             $      40,068,156
--------------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES - 4.5%
                                             Commercial Printing - 0.5%
       1,631,119         6.63      BB-/Ba3   Cenveo Corp., Term B Facility,
                                             12/15/16                                        $       1,639,275
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 25

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Environmental & Facilities Services - 1.3%
         524,053         8.75        NR/WR   Aquilex Holdings LLC, Term Loan,
                                             4/1/16                                          $         526,018
         696,500         4.00      BB+/Ba1   Covanta Holding Corp., Term Loan,
                                             3/1/19                                                    699,112
         500,000         0.00     BBB-/Ba1   Progressive Waste Solutions, Ltd.,
                                             Term B Loan, 10/24/19                                     504,688
         213,113         2.40     CCC/Caa2   Synagro Technologies, Inc.,
                                             Term Loan (First Lien), 4/2/14                            185,542
       1,292,061         4.75        B+/B1   Waste Industries USA, Inc., Term B
                                             Loan, 2/23/17                                           1,296,906
       1,315,146         5.50        B+/B1   WCA Waste Corp., Term Loan,
                                             3/23/18                                                 1,324,461
                                                                                             -----------------
                                                                                             $       4,536,727
--------------------------------------------------------------------------------------------------------------
                                             Diversified Support Services - 1.0%
       1,383,925         5.25       B+/Ba3   Allied Security Holdings LLC,
                                             Term Loan (First Lien), 2/4/17                  $       1,387,385
         606,729         5.75         B/B1   infoGROUP, Inc., Term B Loan, 5/26/18                     543,023
         813,869         5.00      BB-/Ba3   KAR Auction Services, Inc.,
                                             Term Loan, 4/26/17                                        819,634
         933,991         6.25        B/Ba3   Language Line Services Holdings, Inc.,
                                             Tranche B Term Loan, 5/30/16                              928,738
                                                                                             -----------------
                                                                                             $       3,678,780
--------------------------------------------------------------------------------------------------------------
                                             Security & Alarm Services - 1.0%
       1,250,000         0.00       BB/Ba1   Garda World Security Corp., Term B
                                             Loan, 10/24/19                                  $       1,260,938
       2,160,520         5.75        B+/B1   Protection One, Inc., Term Loan 2012,
                                             3/20/19                                                 2,172,223
                                                                                             -----------------
                                                                                             $       3,433,161
--------------------------------------------------------------------------------------------------------------
                                             Human Resource & Employment Services - 0.3%
       1,246,161         5.00      BB-/Ba3   On Assignment, Inc., Initial
                                             Term B Loan, 5/15/19                            $       1,252,392
--------------------------------------------------------------------------------------------------------------
                                             Research & Consulting Services - 0.4%
       1,576,631         5.00       BB/Ba3   Wyle Services Corp., Term Loan
                                             (First Lien), 3/26/17                           $       1,586,485
                                                                                             -----------------
                                             Total Commercial Services & Supplies$                  16,126,820
--------------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION - 2.4%
                                             Air Freight & Logistics - 0.6%
         731,882         5.36        NR/NR   CEVA Group Plc, Dollar Tranche B
                                             Pre Funded Term Loan, 8/31/16                   $         702,606
         301,545         5.31        NR/NR   CEVA Group Plc, EGL Tranche B
                                             Term Loan, 8/31/16                                        289,483
       1,033,502         5.31       B-/Ba3   CEVA Group Plc, US Tranche B
                                             Term Loan, 8/31/16                                        992,162
                                                                                             -----------------
                                                                                             $       1,984,251
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Airlines - 1.3%
       1,231,250         5.75      BB-/Ba3   Allegiant Travel Co., Term Loan,
                                             2/17/17                                         $       1,238,176
         750,000         5.25       B+/Ba2   Delta Air Lines, Inc., Term B-1 Loan,
                                             9/28/18                                                   748,125
       1,777,500         5.50      BB-/Ba2   Delta Air Lines, Inc., Term Loan 2011,
                                             3/29/17                                                 1,789,942
         970,897         2.25      BB-/Ba3   United Air Lines, Inc., Tranche B
                                             Loan, 2/1/14                                              963,616
                                                                                             -----------------
                                                                                             $       4,739,859
--------------------------------------------------------------------------------------------------------------
                                             Trucking - 0.5%
       1,743,222         5.00        BB/B1   Swift Transportation Co., Tranche
                                             B-2 Term Loan, 12/15/17                         $       1,757,385
                                                                                             -----------------
                                             Total Transportation                            $       8,481,495
--------------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS - 4.4%
                                             Auto Parts & Equipment - 3.2%
         240,325         2.72      BB-/Ba3   Allison Transmission, Inc., Term
                                             B-1 Loan, 8/7/14                                $         240,959
       1,446,875         4.25      BB-/Ba3   Allison Transmission, Inc., Term
                                             B-3 Loan, 8/8/19                                        1,455,456
       1,326,421         3.50     BBB/Baa2   Delphi Automotive LLP, Tranche B
                                             Term Loan, 3/31/17                                      1,333,219
         904,483         2.15         B/B1   Federal-Mogul Corp., Tranche B
                                             Term Loan, 12/29/14                                       852,758
         461,471         2.15         B/B1   Federal-Mogul Corp., Tranche C
                                             Term Loan, 12/28/15                                       435,081
       2,500,000         0.00        NR/NR   HHI Holdings LLC, 2012 Term
                                             Loan, 10/3/18                                           2,500,000
       1,920,749         5.25        B+/NR   Metaldyne Corp., Term Loan, 5/18/17                     1,930,353
         911,140         6.25        B+/B1   Remy International, Inc., Term B
                                             Facility, 12/17/16                                        917,974
       1,010,673         6.75        NR/NR   TI Group Automotive Systems LLC,
                                             Term Loan, 3/1/19                                       1,027,097
         630,964         4.25       BB/Ba2   Tomkins LLC, Term B-1 Loan, 9/21/16                       635,223
         280,013         5.50       B+/Ba2   UCI International, Inc., Term Loan,
                                             7/26/17                                                   282,813
                                                                                             -----------------
                                                                                             $      11,610,933
--------------------------------------------------------------------------------------------------------------
                                             Tires & Rubber - 0.5%
       1,925,000         4.75       BB/Ba1   The Goodyear Tire & Rubber Co.,
                                             Loan (Second Lien), 3/27/19                     $       1,946,656
--------------------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers - 0.7%
       2,266,288         6.00       BB/Ba2   Chrysler Group LLC, Tranche B
                                             Term Loan, 4/28/17                              $       2,321,680
                                                                                             -----------------
                                             Total Automobiles & Components                  $      15,879,269
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 27

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL - 2.6%
                                             Home Furnishings - 0.4%
       1,500,000         5.00        B+/B1   AOT Bedding Super Holdings LLC, Term
                                             Loan, 8/29/19                                   $       1,501,563
--------------------------------------------------------------------------------------------------------------
                                             Housewares & Specialties - 1.0%
         777,273         5.28      BB-/Ba3   Prestige Brands, Inc., Term B Loan,
                                             12/20/18                                        $         787,197
       1,955,000         4.75        NR/B1   Reynolds Group Holdings, Ltd.,
                                             U.S. Term Loan, 9/28/18                                 1,965,870
         975,100         5.25        B+/B1   Yankee Candle Co., Inc., Initial Term
                                             Loan, 3/2/19                                              984,973
                                                                                             -----------------
                                                                                             $       3,738,040
--------------------------------------------------------------------------------------------------------------
                                             Leisure Products - 0.2%
         500,000         5.25         B/B2   Leslie's Poolmart, Term Loan B,
                                             10/16/19                                        $         500,078
--------------------------------------------------------------------------------------------------------------
                                             Footwear - 0.5%
       1,750,000         5.25       BB/Ba2   Wolverine World Wide, Inc.,
                                             Tranche B Term Loan, 5/1/19                     $       1,770,781
--------------------------------------------------------------------------------------------------------------
                                             Textiles - 0.5%
       1,720,688         6.75       NR/Ba3   Kloeckner Pentaplast SA,
                                             Term B-1 Loan, 12/21/16                         $       1,740,045
                                                                                             -----------------
                                             Total Consumer Durables & Apparel               $       9,250,507
--------------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES - 6.5%
                                             Casinos & Gaming - 2.1%
         490,218         4.00      BB+/Ba2   Ameristar Casinos, Inc., B Term Loan,
                                             4/14/18                                         $         493,818
         962,500         6.00      BB-/Ba3   Boyd Gaming Corp., Increased
                                             Term Loan, 12/17/15                                       973,500
         121,563         9.50         B/B2   Caesars Entertainment Operating
                                             Co, Inc., Term B-4 Loan, 10/31/16                         124,973
         930,000         5.46         B/B2   Caesars Entertainment Operating
                                             Co., Inc., Term B-6 Loan, 1/28/18                         837,645
         842,070         2.72     BBB-/Ba2   Las Vegas Sands Corp., Delayed Draw II
                                             Term Loan (Extending), 11/23/16                           842,070
       1,400,000         0.00      BBB-/NR   Penn National Gaming, Inc., Term B
                                             Facility Loan, 7/14/18                                  1,408,750
       1,186,995         3.75     BBB-/Ba1   Penn National Gaming, Inc., Term B
                                             Facility Loan, 7/14/18                                  1,194,043
         298,500         4.00      BB+/Ba1   Pinnacle Entertainment, Inc., Series A
                                             Incremental Term Loan, 3/5/19                             300,366
       1,376,844         2.97     BBB-/Ba1   Scientific Games Corp., Tranche B-1
                                             Term Loan, 6/30/15                                      1,373,828
                                                                                             -----------------
                                                                                             $       7,548,993
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Hotels, Resorts & Cruise Lines - 0.8%
         586,080         5.96         B/B1   Sabre Holdings Corp., New Term
                                             Loan Extended, 12/29/17                         $         583,882
         500,000         7.25         B/B1   Sabre, Inc., Incremental Term Loan,
                                             12/29/17                                                  506,042
       1,500,000         6.25       NR/Ba2   Seven Seas Cruises S de RL LLC,
                                             Term B Loan, 12/21/18                                   1,528,125
         306,507         4.86        B+/B1   Travelport LLC, Extended Tranche
                                             B Dollar Term Loan, 8/23/15                               293,536
          64,044         4.86        B+/B1   Travelport LLC, Tranche S Term Loan,
                                             8/23/15                                                    61,334
                                                                                             -----------------
                                                                                             $       2,972,919
--------------------------------------------------------------------------------------------------------------
                                             Leisure Facilities - 0.4%
         718,919         4.00       BB/Ba2   Cedar Fair LP, U.S. Term-1 Loan,
                                             12/15/17                                        $         724,757
         700,000         4.25       BB+/B1   Six Flags Entertainment Corp.,
                                             Tranche B Term Loan, 12/20/18                             705,466
                                                                                             -----------------
                                                                                             $       1,430,223
--------------------------------------------------------------------------------------------------------------
                                             Restaurants - 2.1%
         840,000         3.75       BB/Ba3   Burger King Corp., Tranche B
                                             Term Loan (2012), 9/28/19                       $         844,463
         873,167         4.25      BB-/Ba2   DineEquity, Inc., Term B-1 Loan,
                                             10/19/17                                                  880,535
         198,919         4.00        B+/B2   Dunkin' Brands, Inc., Term B-2 Loan,
                                             11/23/17                                                  199,824
       1,915,375         6.50        B+/B1   Landry's, Inc., B Term Loan, 4/24/18                    1,938,919
       1,094,500         5.25        NR/NR   NPC International, Inc., Term
                                             Loan 2012, 12/28/18                                     1,113,654
         525,000         6.25       B+/Ba3   PF Chang's China Bistro, Inc., Term
                                             Borrowing, 7/2/19                                         531,781
       1,795,000         4.75       BB-/B1   Wendy's International, Inc.,
                                             Term Loan, 4/3/19                                       1,813,885
                                                                                             -----------------
                                                                                             $       7,323,061
--------------------------------------------------------------------------------------------------------------
                                             Education Services - 0.7%
         884,289         5.75        B-/B1   Ascend Learning LLC, Term Loan
                                             (First Lien 2012), 5/23/17                      $         887,163
       1,532,646         4.22      BB-/Ba2   Bright Horizons Family Solutions, Inc.,
                                             Tranche B Term Loan, 5/28/15                            1,536,478
         199,000         5.25      BB-/Ba2   Bright Horizons Family Solutions, Inc.,
                                             Tranche C Term Loan, 5/1/17                               199,498
                                                                                             -----------------
                                                                                             $       2,623,139
--------------------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services - 0.4%
       1,402,950         5.50        B/Ba3   Ascent Capital Group, Inc.,
                                             Term Loan, 3/6/18                               $       1,416,394
                                                                                             -----------------
                                             Total Consumer Services                         $      23,314,729
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 29

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             MEDIA - 7.3%
                                             Advertising - 1.4%
       1,473,750         5.25        B+/NR   Advantage Sales & Marketing
                                             LLC, Term Loan (First Lien),
                                             12/17/17                                        $       1,477,066
       1,460,028         5.00       B+/Ba3   Affinion Group, Inc., Tranche B
                                             Term Loan, 7/6/15                                       1,378,814
       1,975,000         4.75         B/B1   Getty Images, Inc., Initial Term
                                             Loan (New), 9/17/19                                     1,985,862
         275,795         4.00     BB+/Baa3   Lamar Advertising Co., Term B Loan,
                                             10/1/16                                                   278,093
                                                                                             -----------------
                                                                                             $       5,119,835
--------------------------------------------------------------------------------------------------------------
                                             Broadcasting - 2.9%
       1,194,000         4.00      BB-/Ba2   Cequel Communications Holdings I
                                             LLC and Cequel Capital Corp.,
                                             Term Loan, 2/14/19                              $       1,197,731
         926,667         6.25      BB-/Ba3   Entercom Communications Corp.,
                                             Term B Loan, 11/7/18                                      933,153
       1,000,000         0.00        B+/B2   Gray Television, Inc., Initial Term
                                             Loan, 10/11/19                                          1,006,250
         850,918         5.25       B+/Ba3   Hubbard Broadcasting, Inc., Term
                                             Loan (First Lien), 3/24/17                                857,300
         488,750         4.50      BB-/Ba3   MCC Georgia LLC, Tranche F Term
                                             Loan, 10/20/17                                            488,445
       1,750,000         4.00      BB-/Ba3   MCC Georgia LLC, Tranche G Term
                                             Loan, 2/8/20                                            1,750,000
         446,648         4.00      BB+/Ba1   Sinclair Broadcast Group, Inc.,
                                             New Tranche B Term Loan,
                                             10/29/16                                                  449,805
       2,204,475         4.25       NR/Ba3   Telesat Canada, U.S. Term B Loan,
                                             3/28/19                                                 2,217,151
         243,950         4.25      BB-/Ba3   TWCC Holding Corp., Term Loan,
                                             2/11/17                                                   245,983
       1,165,008         4.46        B+/B2   Univision Communications, Inc.,
                                             Extended First-Lien Term Loan,
                                             3/29/17                                                 1,143,159
                                                                                             -----------------
                                                                                             $      10,288,977
--------------------------------------------------------------------------------------------------------------
                                             Cable & Satellite - 0.8%
       1,492,500         4.00      BB+/Ba1   Charter Communications
                                             Operating LLC, Term D Loan,
                                             3/28/19                                         $       1,504,253
         725,000         4.25        NR/NR   Kabel Deutschland Vertrieb und
                                             Service GmbH, Facility F Loan,
                                             2/1/19                                                    727,783
         507,728         6.25         B/B1   WideOpenWest LLC, Term Loan,
                                             7/17/18                                                   513,208
                                                                                             -----------------
                                                                                             $       2,745,244
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment - 1.1%
         286,189         4.25      BB-/Ba2   AMC Entertainment, Inc., Term
                                             B-2 Loan (Extending), 12/15/16                  $         288,157
         297,750         4.75      BB-/Ba2   AMC Entertainment, Inc., Term B-3
                                             Loan, 2/7/18                                              300,381
         756,844         5.25       NR/Ba1   Cinedigm Digital Funding I LLC,
                                             Term Loan, 3/31/16                                        761,575
         975,006         4.50      BB-/Ba2   Live Nation Entertainment, Inc.,
                                             Term B Loan, 10/20/16                                     981,498
         375,326         8.50     CCC/Caa1   LodgeNet Interactive Corp.,
                                             Closing Date Term Loan, 4/4/14                            292,441
       1,500,000         0.00      BB-/Ba2   WMG Acquisition Corp., Initial
                                             Term Loan, 10/25/18                                     1,485,000
                                                                                             -----------------
                                                                                             $       4,109,052
--------------------------------------------------------------------------------------------------------------
                                             Publishing - 1.1%
       1,759,129         2.47         B/B2   Cengage Learning Acquisitions, Inc.,
                                             Original Term Loan, 7/4/14                      $       1,682,168
       2,235,859         4.50      BB-/Ba3   Interactive Data Corp., Term B
                                             Loan, 2/11/18                                           2,252,896
                                                                                             -----------------
                                                                                             $       3,935,064
                                                                                             -----------------
                                             Total Media                                     $      26,198,172
--------------------------------------------------------------------------------------------------------------
                                             RETAILING - 1.3%
                                             Apparel Retail - 0.5%
         548,625         4.75      BB+/Ba2   Ascena Retail Group, Inc., Tranche B
                                             Term Loan, 5/17/18                              $         552,397
         975,051         4.75         B/B1   J Crew Group, Inc., Term Loan,
                                             11/23/17                                                  977,227
         330,619         5.75       BB/Ba3   Lord & Taylor LLC, Term Loan,
                                             1/11/19                                                   333,409
                                                                                             -----------------
                                                                                             $       1,863,033
--------------------------------------------------------------------------------------------------------------
                                             Computer & Electronics Retail - 0.4%
       1,298,563        11.00         B/B2   Targus Group International,
                                             Term Loan, 5/12/16                              $       1,305,055
--------------------------------------------------------------------------------------------------------------
                                             Home Improvement Retail - 0.3%
       1,045,482         5.00       B+/Ba3   Hillman Group, Inc., Term Loan,
                                             5/28/16                                         $       1,055,937
--------------------------------------------------------------------------------------------------------------
                                             Automotive Retail - 0.1%
         400,000         4.25       BB/Ba1   Avis Budget Car Rental LLC,
                                             Tranche C Term Loan, 8/7/19                     $         404,625
                                                                                             -----------------
                                             Total Retailing                                 $       4,628,650
--------------------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING - 1.1%
                                             Drug Retail - 0.5%
       1,827,644         4.50        B+/B2   Rite Aid Corp., Tranche 5 Term
                                             Loan, 2/17/18                                   $       1,824,217
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 31

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Food Distributors - 0.5%
       1,904,000         5.00       BB-/B1   Windsor Quality Food Co, Ltd.,
                                             Tranche B Term Loan, 1/11/17                    $       1,904,000
--------------------------------------------------------------------------------------------------------------
                                             Food Retail - 0.1%
         373,125         5.75        B+/B1   Roundy's Supermarkets, Inc.,
                                             Tranche B Term Loan, 2/13/19                    $         364,170
                                                                                             -----------------
                                             Total Food & Staples Retailing                  $       4,092,387
--------------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO - 1.4%
                                             Agricultural Products - 0.2%
         584,043         5.50         B/B3   American Rock Salt Co. LLC,
                                             Initial Term Loan, 4/1/17                       $         578,446
--------------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats - 1.2%
         573,563         5.00        NR/NR   Acosta, Inc., Term D Loan, 3/2/18               $         577,147
         496,250         4.50       BB/Ba1   B&G Foods, Inc., Tranche B Term
                                             Loan, 11/30/18                                            501,212
       1,170,409         4.50        B/Ba3   Del Monte Foods Co., Initial Term
                                             Loan, 2/3/18                                            1,170,409
         698,250         6.50        NR/NR   Hearthside Food Solutions LLC,
                                             Term Loan A, 5/7/18                                       699,123
       1,369,950         4.25        B+/B1   Michael Foods, Inc., Term B Facility,
                                             2/25/18                                                 1,377,656
                                                                                             -----------------
                                                                                             $       4,325,547
                                                                                             -----------------
                                             Total Food, Beverage & Tobacco                  $       4,903,993
--------------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
                                             Household Products - 0.3%
         419,532         5.02        B/Ba3   Spectrum Brands Holdings, Inc.,
                                             New Term Loan, 6/17/16                          $         421,068
         706,742         4.78       B+/Ba3   SRAM Corp., Term Loan (First Lien),
                                             5/12/18                                                   713,810
                                                                                             -----------------
                                                                                             $       1,134,878
--------------------------------------------------------------------------------------------------------------
                                             Personal Products - 0.7%
       1,076,786         4.25      BB-/Ba3   NBTY, Inc., Term B-1 Loan, 10/1/17              $       1,083,718
       1,481,300         4.75      BB-/Ba3   Revlon, Inc., Term Loan B, 11/19/17                     1,486,623
                                                                                             -----------------
                                                                                             $       2,570,341
                                                                                             -----------------
                                             Total Household & Personal Products             $       3,705,219
--------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES - 10.3%
                                             Health Care Equipment - 1.0%
       1,924,816         5.00       BB-/B1   Carestream Health, Inc., Term Loan,
                                             2/25/17                                         $       1,908,175
         349,958         3.50    BBB-/Baa2   Fresenius SE & Co KGaA, Tranche
                                             D2 Term Loan, 9/10/14                                     351,635
       1,197,000         4.50     BBB-/Ba2   Hologic, Inc., Tranche B Term Loan,
                                             4/29/19                                                 1,212,087

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Health Care Equipment - (continued)
         263,013         7.00      BB-/Ba2   Kinetic Concepts, Inc., Dollar
                                             Term B-1 Loan, 5/4/18                           $         266,958
                                                                                             -----------------
                                                                                             $       3,738,855
--------------------------------------------------------------------------------------------------------------
                                             Health Care Supplies - 0.0%+
         124,688         5.25        B+/B1   Bausch & Lomb, Inc., Parent Term
                                             Loan, 4/17/19                                   $         126,246
--------------------------------------------------------------------------------------------------------------
                                             Health Care Services - 5.2%
         730,313         6.50        NR/NR   AccentCare, Inc., Term Loan,
                                             12/22/16                                        $         604,334
       1,129,842         7.25      BB-/Ba3   Alliance HealthCare Services,
                                             Inc., Initial Term Loan, 6/1/16                         1,112,895
       1,525,000         5.00       B+/Ba3   BSN Medical GmbH & Co. KG,
                                             B1A Term Loan Facility, 6/8/19                          1,533,388
         433,311         4.50       BB/Ba3   Butler Animal Health Supply LLC,
                                             Tranche B Term Loan, 12/31/15                             434,394
       1,350,000         0.00      BB-/Ba2   DaVita, Inc., Tranche B2 Term Loan,
                                             8/23/19                                                 1,355,625
         812,003         5.25       B+/Ba3   Emergency Medical Services Corp.,
                                             Initial Term Loan, 5/25/18                                820,326
       1,166,118         6.50         B/B1   Gentiva Health Services, Inc., Term
                                             B1 Term Loan, 2/22/16                                   1,152,028
       1,663,420         6.50       B+/Ba3   inVentiv Health, Inc., Consolidated
                                             Term Loan, 8/4/16                                       1,626,687
       1,950,000         6.75      BB-/Ba3   MModal, Inc., Term B Loan, 8/17/19                      1,936,594
       1,738,525         6.50        NR/NR   National Mentor Holdings, Inc.,
                                             Tranche B-1 Term Loan, 2/9/17                           1,743,596
       1,621,926         8.25         B/B2   National Surgical Hospitals, Inc.,
                                             Initial Term Loan, 1/4/17                               1,597,597
       1,036,875         5.75        B+/B1   Rural Metro Corp., Term Loan
                                             (First Lien), 6/30/18                                   1,036,875
       1,574,931         8.75      BB-/Ba1   Sun Healthcare Group, Inc.,
                                             Term Loan, 10/18/16                                     1,572,962
         978,750         6.50         B/B2   Surgery Center Holdings, Inc.,
                                             Term Loan, 2/4/17                                         976,303
       1,228,125         7.75        B+/B1   Virtual Radiologic Corp., Term
                                             Loan A, 12/22/16                                        1,099,172
                                                                                             -----------------
                                                                                             $      18,602,776
--------------------------------------------------------------------------------------------------------------
                                             Health Care Facilities - 1.7%
         824,447         6.50         B/B1   Ardent Medical Services, Inc.,
                                             Term Loan, 9/15/15                              $         826,508
       1,003,404         3.92       BB/Ba3   Community Health Systems, Inc.,
                                             Extended Term Loan, 1/25/17                             1,009,045
          83,654         3.46       BB/Ba3   HCA Holdings, Inc., Tranche B-3
                                             Term Loan, 5/1/18                                          83,856

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 33

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Health Care Facilities - (continued)
       1,083,500         5.00        B/Ba3   IASIS Healthcare LLC, Term B Loan,
                                             4/18/18                                         $       1,088,240
       1,256,581         5.25       B+/Ba3   Kindred Healthcare, Inc., Term Loan,
                                             2/7/18                                                  1,241,649
         912,200         5.50      BB-/Ba3   Select Medical Holdings Corp.,
                                             Tranche B Term Loan, 4/25/18                              920,182
         329,018         5.25         B/NR   United Surgical Partners International,
                                             Inc., Extended Term Loan, 4/3/17                          331,348
         401,667         3.75      BB+/Ba2   Universal Health Services, Inc.,
                                             Tranche B Term Loan 2011,
                                             11/30/16                                                  403,675
                                                                                             -----------------
                                                                                             $       5,904,503
--------------------------------------------------------------------------------------------------------------
                                             Managed Health Care - 0.6%
         753,156         8.50        NR/B1   Aveta, Inc., MMM Term Loan,
                                             4/4/17                                          $         753,627
         753,156         8.50        B+/B1   Aveta, Inc., NAMM Term Loan,
                                             4/4/17                                                    759,159
         750,000         0.00        B+/B2   MMM Holdings, Inc., Term Loan,
                                             10/23/17                                                  750,000
                                                                                             -----------------
                                                                                             $       2,262,786
--------------------------------------------------------------------------------------------------------------
                                             Health Care Technology - 1.8%
       1,702,005         5.00       B+/Ba3   Convatec, Inc., Dollar Term Loan,
                                             12/1/16                                         $       1,715,621
       1,263,650         5.00      BB-/Ba3   Emdeon, Inc., Term B-1 Loan,
                                             11/2/18                                                 1,278,459
       1,000,000         0.00      BB-/Ba3   IMS Health, Inc., Tranche B Dollar
                                             Term Loan, 8/26/17                                      1,007,321
       1,524,055         5.25      BB-/Ba3   MedAssets, Inc., Term Loan,
                                             11/16/16                                                1,541,201
         114,796         7.75         B/NR   Physician Oncology Services LP,
                                             Delayed Draw Term Loan, 1/31/17                           111,352
         944,911         7.75         B/B2   Physician Oncology Services LP,
                                             Effective Date Term Loan, 1/31/17                         916,564
                                                                                             -----------------
                                                                                             $       6,570,518
                                                                                             -----------------
                                             Total Health Care Equipment &
                                             Services                                        $      37,205,684
--------------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS, BIOTECHNOLOGY &
                                             LIFE SCIENCES - 4.6%
                                             Biotechnology - 2.1%
       1,200,000         4.50        BB/B1   Alkermes, Inc., 2019 Term Loan,
                                             9/25/19                                         $       1,210,500
       1,877,314         5.50        BB/B2   Axcan Intermediate Holdings, Inc.,
                                             Term B-1 Loan, 2/11/17                                  1,886,700
         684,909         3.50    BBB-/Baa2   Fresenius Kabi Pharmaceuticals
                                             Holding, Inc., Tranche D1 Dollar Term
                                             Loan, 9/10/14                                             687,692

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Biotechnology - (continued)
       2,487,990         4.50      BB+/Ba2   Grifols, Inc., New U.S. Tranche B
                                             Term Loan, 6/1/17                               $       2,517,846
         176,138         4.25     BBB-/Ba3   Warner Chilcott Corp., Additional
                                             Term B-1 Loan, 3/15/18                                    177,019
         463,815         4.25     BBB-/Ba3   Warner Chilcott Corp., Term B-1
                                             Loan, 3/3/18                                              466,134
         231,908         4.25     BBB-/Ba3   Warner Chilcott Corp., Term B-2
                                             Loan, 3/17/18                                             233,067
         318,873         5.25     BBB-/Ba3   WC Luxco Sarl, Term B-3 Loan,
                                             3/3/18                                                    320,467
                                                                                             -----------------
                                                                                             $       7,499,425
--------------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals - 2.2%
         925,000         0.00         B/B1   AssuraMed Holding, Inc., Initial
                                             Term Loan, 10/23/19                             $         915,750
         981,739         0.00        NR/B1   Generic Drug Holdings, Inc.,
                                             Term Loan, 10/4/19                                        987,466
       1,565,368         2.46        B+/B1   Key Safety Systems, Inc., Term
                                             Loan (First Lien), 3/8/14                               1,556,889
         783,976         6.50        B+/B2   Medpace, Inc., Term B Loan,
                                             6/17/17                                                   756,537
       2,000,000         5.00        B+/B1   Par Pharmaceutical Companies,
                                             Inc., Term B Loan, 8/2/19                               1,999,108
       1,500,000         0.00     BBB-/Ba1   Valeant Pharmaceuticals
                                             International, Inc., 9/27/19                            1,508,250
                                                                                             -----------------
                                                                                             $       7,724,000
--------------------------------------------------------------------------------------------------------------
                                             Life Sciences Tools & Services - 0.3%
       1,265,128         4.21      BB-/Ba3   Catalent Pharma Solutions, Inc.,
                                             Extended Dollar Term-1 Loan,
                                             9/15/16                                         $       1,271,454
                                                                                             -----------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences                   $      16,494,879
--------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS - 3.4%
                                             Other Diversified Financial Services - 2.3%
         435,609         5.25        B+/B2   BNY ConvergEx Group LLC, Term
                                             Loan First Lien (EZE), 12/17/16                 $         425,263
         994,244         5.25        B+/B2   BNY ConvergEx Group LLC, Term
                                             Loan First Lien (TOP), 12/17/16                           970,631
         221,684         8.75        B-/B3   BNY ConvergEx Group LLC, Term Loan
                                             Second Lien (EZE), 12/17/17                               208,106
         528,316         8.75        B-/B3   BNY ConvergEx Group LLC, Term Loan
                                             Second Lien (TOP), 12/17/17                               495,957
       1,231,250         5.00      NR/Baa1   Kasima LLC, Incremental Term Loan,
                                             3/25/17                                                 1,235,867

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 35

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial Services - (continued)
       1,083,500         5.00         B/B1   Nexeo Solutions LLC, Initial Term
                                             Loan, 2/26/17                                   $       1,065,893
       1,166,188         7.50        B+/B2   Preferred Sands Holding Co. LLC,
                                             Term B Loan, 12/15/16                                   1,106,420
         398,990         3.50    BBB-/Baa2   RPI Finance Trust, 6.75 Year Term
                                             Loan (2012), 5/9/18                                       400,818
         373,275         4.00    BBB-/Baa2   RPI Finance Trust, New Term Loan,
                                             11/9/18                                                   375,919
       1,020,968         9.25        NR/WR   Vertrue, Inc., Term Loan (First Lien),
                                             8/16/14 (c)                                               347,129
       1,751,227         5.25       NR/Ba2   WorldPay, Facility B2A Term Loan,
                                             8/6/17                                                  1,763,815
                                                                                             -----------------
                                                                                             $       8,395,818
--------------------------------------------------------------------------------------------------------------
                                             Multi-Sector Holdings - 0.4%
       1,339,154         5.50        B+/B2   Fox Acquisition Sub LLC, Initial
                                             Term Loan, 7/14/17                              $       1,359,242
--------------------------------------------------------------------------------------------------------------
                                             Specialized Finance - 0.5%
         497,500         4.75       B+/Ba3   Pinnacle Foods Finance LLC,
                                             Tranche E Term Loan, 10/17/18                   $         500,609
       1,246,875         4.75       B+/Ba3   Pinnacle Foods Finance LLC,
                                             Tranche F Term Loan, 10/17/18                           1,252,071
                                                                                             -----------------
                                                                                             $       1,752,680
--------------------------------------------------------------------------------------------------------------
                                             Consumer Finance - 0.1%
         500,000         5.50      CCC+/B3   Springleaf Financial Funding, Initial
                                             Term Loan, 5/10/17                              $         493,750
--------------------------------------------------------------------------------------------------------------
                                             Asset Management & Custody Banks - 0.1%
         365,625         6.75        B+/B2   4L Holdings Corp., Term Loan,
                                             4/13/18                                         $         361,969
--------------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage - 0.0%+
          99,500         4.00       NR/Ba2   LPL Holdings, Inc., Initial Tranche B
                                             Term Loan, 3/6/19                               $         100,060
                                                                                             -----------------
                                             Total Diversified Financials                     $      12,463,519
--------------------------------------------------------------------------------------------------------------
                                             INSURANCE - 1.7%
                                             Insurance Brokers - 1.0%
         228,074         3.36         B/B2   Alliant Holdings I, Inc., Term Loan,
                                             8/21/14                                         $         227,789
         953,885         6.75         B/B2   Alliant Holdings I, Inc., Tranche D
                                             Incremental Loan, 8/21/14                                 963,424
          97,013         6.75        B+/B1   HUB International Holdings, Inc.,
                                             2017 Additional Term Loan
                                             (Extended), 12/13/17                                       98,225
         474,176         4.72        B+/B1   HUB International Holdings, Inc.,
                                             2017 Initial Term Loan (Extended),
                                             12/13/17                                                  477,436

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Insurance Brokers - (continued)
         299,229         7.00         B/B1   USI Holdings Corp., Series C New
                                             Term Loan, 5/5/14                               $         300,725
         997,500         5.75         B/B1   USI Holdings Corp., Series D New
                                             Term Loan, 5/4/14                                         999,994
         667,613         2.72         B/B1   USI Holdings Corp., Tranche B Term
                                             Loan, 5/5/14                                              668,030
                                                                                             -----------------
                                                                                             $       3,735,623
--------------------------------------------------------------------------------------------------------------
                                             Life & Health Insurance - 0.6%
       2,000,000         0.00       NR/Ba3   CNO Financial Group, Inc.,
                                             Tranche B2 Term Loan, 9/20/18                   $       2,012,000
--------------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance - 0.1%
         498,750         5.75       B+/Ba2   AmWINS Group, Inc., 1st Lien
                                             Term Loan, 6/6/19                               $         500,620
                                                                                             -----------------
                                             Total Insurance                                 $       6,248,243
--------------------------------------------------------------------------------------------------------------
                                             REAL ESTATE - 1.2%
                                             Real Estate Development - 0.2%
         968,750         8.25        B-/B1   Ozburn-Hessey Logistics LLC,
                                             Term Loan (First Lien), 4/7/16                  $         954,219
--------------------------------------------------------------------------------------------------------------
                                             Real Estate Services - 1.0%
         987,500         3.46       BB/Ba1   CBRE Group, Inc., Incremental
                                             Tranche C Term Loan, 2/17/18                    $         989,969
         987,500         3.71       BB/Ba1   CBRE Group, Inc., Incremental
                                             Tranche D Term Loan, 9/4/19                               989,969
       1,500,000         0.00        NR/B1   GCA Services Group, Inc., Initial
                                             Term Loan, 10/4/19                                      1,500,472
                                                                                             -----------------
                                                                                             $       3,480,410
                                                                                             -----------------
                                             Total Real Estate                               $       4,434,629
--------------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES - 5.7%
                                             IT Consulting & Other Services - 0.4%
         500,000         4.50       BB/Ba3   Booz Allen Hamilton Holding Corp.,
                                             Initial Tranche B Term Loan,
                                             7/10/19                                         $         503,698
         750,000         0.00        B/Ba3   Kronos, Inc., Initial Term Loan,
                                             10/26/19                                                  755,940
                                                                                             -----------------
                                                                                             $       1,259,638
--------------------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced Services - 1.8%
         954,714         5.75       BB-/B1   CCC Information Services Group,
                                             Inc., Term Loan, 11/29/15                       $         959,886
          67,341         5.21        B+/NR   First Data Corp., 2017 Dollar Term
                                             Loan, 3/24/17                                              66,656
       1,387,680         4.21        B+/B1   First Data Corp., 2018 Dollar Term
                                             Loan, 3/24/18                                           1,330,873
       2,000,000         4.25        NR/NR   Genpact, Ltd., Term Loan, 8/17/19                       2,007,500

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 37

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced Services - (continued)
         592,857         7.00        BB/B1   Global Cash Access Holdings, Inc.,
                                             Term Loan, 3/1/16                                         596,563
       1,014,750         5.00      BB+/Ba2   NeuStar, Inc., Term Advance Loan,
                                             10/11/18                                                1,026,166
         284,286         3.75     BBB-/Ba2   Vantiv LLC, Tranche B Term Loan,
                                             2/22/19                                                   285,174
         258,783         4.25       BB/Ba3   VeriFone Systems, Inc., Term B Loan,
                                             11/14/18                                                  258,945
                                                                                             -----------------
                                                                                             $       6,531,763
--------------------------------------------------------------------------------------------------------------
                                             Application Software - 3.0%
       1,844,415         7.50      CCC+/B1   Allen Systems Group, Inc., Term B
                                             Loan, 11/20/15                                  $       1,768,333
         248,750         5.50        NR/B1   Applied Systems, Inc., Tranche A
                                             Term Loan, 12/8/16                                        249,372
       1,750,000         6.00        B+/B1   Deltek, Inc., Term Loan (First Lien),
                                             1/1/13                                                  1,766,406
       2,049,700         8.00        B/Ba3   Expert Global Solutions, Inc., Term B
                                             Advance (First Lien), 4/3/18                            2,070,197
       1,296,750         5.25       B+/Ba3   Info US, Inc., Tranche B2
                                             Term Loan, 4/5/18                                       1,312,351
         372,642         4.22        B+/B1   Serena Software, Inc., 2016 Term
                                             Loan (Extended), 3/10/16                                  369,847
       1,728,125         4.50        B+/B1   Verint Systems, Inc., Term Loan
                                             2011, 10/29/17                                          1,740,365
       1,695,072         5.25        B+/B1   Vertafore, Inc., Term Loan (First Lien),
                                             7/29/16                                                 1,702,135
                                                                                             -----------------
                                                                                             $      10,979,006
--------------------------------------------------------------------------------------------------------------
                                             Systems Software - 0.5%
       1,303,450         4.00       NR/Ba2   Rovi Corp., Tranche B2 Term Loan,
                                             3/30/19                                         $       1,280,640
         564,143         3.75     BBB-/Ba2   The Reynolds & Reynolds Co.,
                                             Tranche B Term Loan, 4/21/18                              568,139
                                                                                             -----------------
                                                                                             $       1,848,779
                                                                                             -----------------
                                             Total Software & Services                       $      20,619,186
--------------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT - 2.2%
                                             Communications Equipment - 0.6%
       1,965,038         4.25       BB/Ba3   CommScope, Inc., Tranche 1 Term
                                             Loan, 1/14/18                                   $       1,982,232
--------------------------------------------------------------------------------------------------------------
                                             Electronic Equipment Manufacturers - 0.5%
       1,970,000         4.75       B+/Ba3   Sensus USA, Inc., Term Loan
                                             (First Lien), 5/9/17                            $       1,977,388
--------------------------------------------------------------------------------------------------------------
                                             Electronic Components - 0.8%
         491,250         5.00       B+/Ba2   CPI International, Inc., Term B Loan,
                                             11/24/17                                        $         491,250

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Electronic Components - (continued)
         847,875         6.25        B+/B2   Generac Acquisition Corp.,
                                             Term Loan, 5/22/19                              $         868,012
       1,394,258         5.00         B/B2   Scitor Corp., Term Loan, 1/21/17                        1,389,029
                                                                                             -----------------
                                                                                             $       2,748,291
--------------------------------------------------------------------------------------------------------------
                                             Technology Distributors - 0.3%
         661,503         5.00       BB-/B1   Excelitas Technologies Corp.,
                                             New Term B Loan, 11/29/16                       $         659,849
          99,747         6.50         B/B2   Securus Technologies, Inc.,
                                             Tranche 1 Term Loan (First Lien),
                                             5/2/17                                                     99,872
         422,875         6.50         B/B2   Securus Technologies, Inc.,
                                             Tranche 2 Term Loan (First Lien),
                                             5/31/17                                                   423,404
                                                                                             -----------------
                                                                                             $       1,183,125
                                                                                             -----------------
                                             Total Technology Hardware &
                                             Equipment                                       $       7,891,036
--------------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS & SEMICONDUCTOR
                                             EQUIPMENT - 1.9%
                                             Semiconductor Equipment - 1.3%
       1,105,224         5.75       BB-/B1   Aeroflex, Inc., Tranche B Term Loan,
                                             4/25/18                                         $       1,109,024
       2,356,459         4.46         B/B1   Freescale Semiconductor, Inc.,
                                             Tranche B-1 Term Loan, 12/1/16                          2,309,330
       1,382,500         4.00      BB+/Ba2   Sensata Technologies BV, Term Loan,
                                             4/29/18                                                 1,389,412
                                                                                             -----------------
                                                                                             $       4,807,766
--------------------------------------------------------------------------------------------------------------
                                             Semiconductors - 0.6%
       1,471,369         4.00       BB/Ba2   Microsemi Corp., Term Loan,
                                             2/2/18                                          $       1,483,323
         472,625         4.25     BBB-/Ba2   Semtech Corp., B Term Loan,
                                             2/21/17                                                   476,760
                                                                                             -----------------
                                                                                             $       1,960,083
                                                                                             -----------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                         $       6,767,849
--------------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES - 2.5%
                                             Integrated Telecommunication Services - 0.7%
       1,253,520         5.50       B+/Ba3   West Corp., Term B-4 Loan,
                                             7/15/16                                         $       1,268,144
         352,085         5.50       B+/Ba3   West Corp., Term B-5 Loan,
                                             7/15/16                                                   356,193
         288,784         3.09     BB+/Baa3   Windstream Corp., Tranche
                                             B-2 Term Loan, 12/17/15                                   289,010

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 39

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             Integrated Telecommunication Services - (continued)
         483,788         4.00     BB+/Baa3   Windstream Corp., Tranche B-3
                                             Term Loan, 7/23/19                              $         487,416
                                                                                             -----------------
                                                                                             $       2,400,763
--------------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services - 1.8%
       1,851,563         4.50        NR/NR   Cellular South, Inc., Term Loan,
                                             6/16/17                                         $       1,856,191
         919,688         4.00       B+/Ba2   Crown Castle International Corp.,
                                             Tranche B Term Loan, 1/10/19                              926,069
         987,500         4.50        NR/NR   Intelsat Jackson Holdings SA,
                                             Tranche B-1 Term Loan, 4/2/18                             995,830
       1,245,987         4.07       BB/Ba1   MetroPCS, Inc., Tranche B-2
                                             Term Loan, 11/3/16                                      1,250,210
         295,496         4.00       BB/Ba1   MetroPCS, Inc., Tranche B-3
                                             Term Loan, 3/17/18                                        296,665
       1,221,938         5.00       BB-/B1   Syniverse Holdings, Inc.,
                                             Initial Term Loan, 4/10/19                              1,229,575
                                                                                             -----------------
                                                                                             $       6,554,540
                                                                                             -----------------
                                             Total Telecommunication Services                $       8,955,303
--------------------------------------------------------------------------------------------------------------
                                             UTILITIES - 1.6%
                                             Electric Utilities - 0.4%
         411,229         7.75       BB/Ba2   Race Point Power, Term Loan,
                                             1/11/18                                         $         409,173
       1,528,934         4.75     CCC/Caa1   Texas Competitive Electric
                                             Holdings Co. LLC, 2017 Term Loan
                                             (Extending), 10/10/17                                     993,807
                                                                                             -----------------
                                                                                             $       1,402,980
--------------------------------------------------------------------------------------------------------------
                                             Independent Power Producers &
                                             Energy Traders - 1.2%
       1,659,725         4.25      BB+/Ba1   AES Corp. Virginia, Initial Term
                                             Loan, 5/17/18                                   $       1,672,173
       1,428,250         4.50       BB-/B1   Calpine Corp., Term Loan, 3/1/18                        1,433,769
         275,000         4.50       BB-/B1   Calpine Corp., 2012 Term Loan,
                                             9/27/19                                                   275,846
         896,974         4.00     BB+/Baa3   NRG Energy, Inc., Term Loan, 5/5/18                       903,364
                                                                                             -----------------
                                                                                             $       4,285,152
                                                                                             -----------------
                                             Total Utilities                                 $       5,688,132
--------------------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING
                                             RATE LOAN INTERESTS
                                             (Cost $330,274,498)                             $     331,153,372
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Principal         Rate (b)     Ratings
Amount ($)        (unaudited)  (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH INVESTMENTS - 8.6%
                                             Repurchase Agreements - 8.6%
      15,480,000                    NR/Aaa   Deutsche Bank AG, 0.28%, dated
                                             10/31/12, repurchase price of
                                             $15,480,00 plus accrued interest on
                                             11/1/12 collateralized by the following:
                                             $3,249,123 U.S. Treasury Bond,
                                             6.125-9.0%, 11/15/18-8/15/29
                                             $1,069,048 U.S. Treasury Notes,
                                             2.75-3.125%, 2/15/19-5/15/19
                                             $11,471,429 U.S. Treasury Strip,
                                             0.0-1.375%, 5/15/13-11/15/37                    $      15,480,000
      15,480,000                    NR/Aaa   JPMorgan, Inc., 0.30%, dated
                                             10/31/12, repurchase price of
                                             $15,480,000 plus accrued interest
                                             on 11/1/12 collateralized by
                                             $16,240,494 Federal National
                                             Mortgage Association,
                                             2.5-4.0%, 5/1/22-7/1/30                                15,480,000
                                                                                             -----------------
                                                                                             $      30,960,000
--------------------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY CASH INVESTMENTS
                                             (Cost $30,960,000)                              $      30,960,000
--------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT
                                             IN SECURITIES -- 105.9%
                                             (Cost $379.655.170) (a)                              $381,395,871
--------------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS &
                                             LIABILITIES - (5.9)%                            $    (21,133,871)
--------------------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS - 100.0%                       $     360,262,000
--------------------------------------------------------------------------------------------------------------
Notional                                     Swap Counterparty/                              Unrealized
Principal                                    Referenced Obligation                           Gain
--------------------------------------------------------------------------------------------------------------
         500,000                             JPMorgan Chase & Co., Goodyear
                                             Tire & Rubber Co., 5.0%, 9/20/17                $           3,074
--------------------------------------------------------------------------------------------------------------
                                             TOTAL CREDIT DEFAULT SWAP AGREEMENTS
                                             (Cost $(18,593))                                $           3,074
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 41

*            Non-income producing security.

+            Amount rounds to less than 0.1%.

NR           Not rated by either S&P or Moody's.

WR           Withdrawn rating.

REIT         Real Estate Investment Trust.

(Perpetual)  Security with no stated maturity date.

(Cat Bond)   Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2012, the value of these securities amounted to $10,313,339 or 2.9% of total net assets.

(a) At October 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $379,874,555 was as follows:

                Aggregate gross unrealized gain for all investments in which
                   there is an excess of value over tax cost                            $ 4,348,319

                Aggregate gross unrealized loss for all investments in which
                   there is an excess of tax cost over value                             (2,827,003)
                                                                                        -----------
                     Net unrealized gain                                                $ 1,521,316
                                                                                        ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)          Security is in default and is non-income producing.

NOTE:        Principal amounts are denominated in U.S. Dollars unless otherwise noted:
             NOK                       Norwegian Krone
             EURO                      Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2012 aggregated $180,873,028 and $129,376,299, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Annual Report | 10/31/12

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------
                                            Level 1          Level 2          Level 3      Total
-------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                 $         --     $  1,026,250     $--          $  1,026,250
Convertible Preferred Stocks                     121,070               --      --               121,070
Common Stocks                                        170          164,692      --               164,862
Asset Backed Securities                               --        2,257,509      --             2,257,509
Collateralized Mortgage Obligations                   --        2,088,798      --             2,088,798
Corporate Bonds                                       --       13,624,010      --            13,624,010
Senior Floating Rate Loan Interests                   --      331,153,372      --           331,153,372
Repurchase Agreements                                 --       30,960,000      --            30,960,000
-------------------------------------------------------------------------------------------------------
Total                                       $    121,240     $381,274,631     $--          $381,395,871
=======================================================================================================
Other Financial Instruments
Forward Foreign Currency Portfolio
   Hedge Contracts                          $         --     $    (18,569)    $--          $    (18,569)
Credit Default Swaps                                  --            3,074      --                 3,074
-------------------------------------------------------------------------------------------------------
Total Other Financial Instruments           $         --     $    (15,495)    $--          $    (15,495)
=======================================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------------------------
                                                                                                 Common
                                                                                                 Stocks
-------------------------------------------------------------------------------------------------------
Balance as of 10/31/11                                                                     $    108,223
Realized gain (loss)(1)                                                                          53,795
Change in unrealized appreciation (depreciation)(2)                                             (63,999)
Net purchases (sales)                                                                           (98,019)
Transfers in and out of Level 3**                                                                    --
-------------------------------------------------------------------------------------------------------
Balance as of 10/31/12                                                                     $         --
-------------------------------------------------------------------------------------------------------

1 Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in net unrealized gain (loss) on investments in the Statement of Operations.

**  Transfers are calculated on the beginning of period values.

    During the year ended October 31, 2012 there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 43

Statement of Assets and Liabilities | 10/31/12

ASSETS:
  Investment in securities (cost $379,655,170)                                    $381,395,871
  Cash                                                                               1,961,068
  Foreign currencies, at value (cost $10,700)                                           10,842
  Receivables --
     Investment securities sold                                                      2,109,985
     Fund shares sold                                                                5,240,816
     Interest                                                                        1,381,533
     Dividends                                                                           1,188
     Due from Pioneer Investment Management, Inc.                                       20,151
  Unrealized appreciation on unfunded and bridge loan commitments                       14,553
  Unrealized appreciation on credit default swaps                                        3,074
  Other                                                                                 49,347
----------------------------------------------------------------------------------------------
         Total assets                                                             $392,188,428
----------------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Investment securities purchased                                             $ 30,692,928
      Fund shares repurchased                                                          764,991
      Dividends                                                                        174,049
   Unrealized depreciation on forward foreign currency portfolio hedge contracts        18,569
   Credit default swaps, premiums received                                              18,750
   Due to affiliates                                                                    88,354
   Accrued expenses                                                                    168,787
----------------------------------------------------------------------------------------------
          Total liabilities                                                       $ 31,926,428
----------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                 $359,965,602
  Undistributed net investment income                                                  603,371
  Accumulated net realized loss on investments and foreign currency
     transactions                                                                   (2,046,679)
  Net unrealized gain on investments                                                 1,740,701
  Net unrealized gain on unfunded and bridge loan commitments                           14,553
  Net unrealized gain on credit default swaps                                            3,074
  Net unrealized loss on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                    (18,622)
----------------------------------------------------------------------------------------------
         Total net assets                                                         $360,262,000
----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $179,263,691/25,803,488 shares)                              $       6.95
   Class C (based on $70,655,374/10,161,969 shares)                               $       6.95
   Class Y (based on $108,805,330/15,625,528 shares)                              $       6.96
   Class Z (based on $1,537,605/220,630 shares)                                   $       6.97
MAXIMUM OFFERING PRICE:
   Class A ($6.95 (divided by) 95.5%)                                             $       7.28
==============================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Annual Report | 10/31/12

Statement of Operations

For the Year Ended 10/31/12

INVESTMENT INCOME:
  Interest                                                   $17,942,775
  Dividends                                                        4,752
---------------------------------------------------------------------------------------
         Total investment income                                            $17,947,527
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $ 1,832,680
  Transfer agent fees
     Class A                                                      59,144
     Class C                                                      24,336
     Class Y                                                      11,901
     Class Z                                                         159
  Distribution fees
     Class A                                                     420,648
     Class C                                                     653,109
  Shareholder communications expense                             182,107
  Administrative reimbursement                                    88,234
  Custodian fees                                                  59,560
  Registration fees                                              114,724
  Professional fees                                               78,762
  Printing expense                                                28,064
  Fees and expenses of nonaffiliated Trustees                      9,959
  Miscellaneous                                                  132,439
---------------------------------------------------------------------------------------
     Total expenses                                                         $ 3,695,826
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                (109,983)
---------------------------------------------------------------------------------------
     Net expenses                                                           $ 3,585,843
---------------------------------------------------------------------------------------
         Net investment income                                              $14,361,684
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                             $  (632,980)
     Credit default swaps                                          1,042
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        158,993    $  (472,945)
---------------------------------------------------------------------------------------
  Change in net unrealized gain on:
     Investments                                             $ 7,594,840
     Unfunded and bridge loan commitments                         27,919
     Credit default swaps                                          3,074
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies          5,095    $ 7,630,928
---------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                 $ 7,157,983
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $21,519,667
=======================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 45

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                                               Year Ended      Year Ended
                                                                               10/31/12        10/31/11
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                          $  14,361,684   $  12,548,053
Net realized loss on investments, credit default swaps
  and foreign currency transactions                                                 (472,945)       (582,274)
Change in net unrealized gain (loss) on investments, unfunded and bridge loan commitments, credit default swaps and
  foreign currency transactions                                                    7,630,928      (7,776,011)
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                     $  21,519,667   $   4,189,768
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.31 and $0.30 per share, respectively)                        $  (7,649,742)  $  (7,538,271)
      Class C ($0.26 and $0.25 per share, respectively)                           (2,467,582)     (2,120,981)
      Class Y ($0.33 and $0.32 per share, respectively)                           (3,441,679)     (2,673,529)
      Class Z ($0.33 and $0.05 per share, respectively)                              (28,775)            (79)
-------------------------------------------------------------------------------------------------------------
         Total distributions to shareowners                                    $ (13,587,778)  $ (12,332,860)
-------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               $ 191,316,553   $ 347,829,437
Reinvestment of distributions                                                     11,413,870      10,059,808
Cost of shares repurchased                                                      (152,945,071)   (181,682,961)
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                               $  49,785,352   $ 176,206,284
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                               $  57,717,241   $ 168,063,192
NET ASSETS:
Beginning of year                                                                302,544,759     134,481,567
-------------------------------------------------------------------------------------------------------------
End of year                                                                    $ 360,262,000   $ 302,544,759
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                            $     603,371   $     147,468
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Annual Report | 10/31/12

------------------------------------------------------------------------------------------------
                                   '12 Shares     '12 Amount       '11 Shares     '11 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                         12,474,412    $ 85,881,897      27,533,982    $ 190,031,675
Reinvestment of distributions        1,002,129       6,862,120         949,984        6,514,391
Less shares repurchased            (13,763,779)    (94,007,955)    (15,946,532)    (108,422,821)
------------------------------------------------------------------------------------------------
      Net increase (decrease)         (287,238)   $ (1,263,938)     12,537,434    $  88,123,245
================================================================================================
Class C
Shares sold                          3,285,776    $ 23,606,347       9,140,903    $  63,270,142
Reinvestment of distributions          308,446       2,114,182         259,218        1,779,066
Less shares repurchased             (3,059,079)    (20,945,188)     (3,220,120)     (21,822,362)
------------------------------------------------------------------------------------------------
      Net increase                     535,143    $  4,775,341       6,180,001    $  43,226,846
================================================================================================
Class Y
Shares sold                         11,630,671    $ 80,238,562      13,651,680    $  94,517,620
Reinvestment of distributions          350,348       2,408,983         256,726        1,766,351
Less shares repurchased             (5,289,021)    (36,176,421)     (7,536,617)     (51,437,778)
------------------------------------------------------------------------------------------------
      Net increase                   6,691,998    $ 46,471,124       6,371,789    $  44,846,193
================================================================================================
Class Z*
Shares sold                            230,540    $  1,589,747           1,468    $      10,000
Reinvestment of distributions            4,135          28,585              --               --
Less shares repurchased                (15,513)     (1,815,507)             --               --
------------------------------------------------------------------------------------------------
      Net increase (decrease)          219,162    $   (197,175)          1,468    $      10,000
================================================================================================

*   Class Z shares were first publicly offered on August 8, 2011.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 47

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                                     Year        Year        Year       Year       Year
                                                                     Ended       Ended       Ended      Ended      Ended
                                                                     10/31/12    10/31/11    10/31/10   10/31/09   10/31/08
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                 $   6.77    $   6.87    $  6.58    $  5.64    $  7.29
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                             $   0.33    $   0.31    $  0.31    $  0.32    $  0.40
   Net realized and unrealized gain (loss) on investments                0.16       (0.11)      0.30       0.95      (1.62)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations     $   0.49    $   0.20    $  0.61    $  1.27    $ (1.22)
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                             $  (0.31)   $  (0.30)   $ (0.32)   $ (0.33)   $ (0.43)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $   6.95    $   6.77    $  6.87    $  6.58    $  5.64
============================================================================================================================
Total return*                                                            7.43%       2.98%      9.44%     23.50%    (17.57)%
Ratio of net expenses to average net assets+                             1.11%       1.10%      1.10%      1.10%      1.10%
Ratio of net investment income to average net assets+                    4.77%       4.47%      4.48%      5.26%      5.85%
Portfolio turnover rate                                                    42%         57%        37%        23%        30%
Net assets, end of period (in thousands)                             $179,264    $176,701    $93,183    $27,333    $ 9,130
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                        1.11%       1.12%      1.29%      1.58%      1.40%
   Net investment income                                                 4.77%       4.45%      4.30%      4.78%      5.55%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                          1.11%       1.10%      1.10%      1.10%      1.10%
   Net investment income                                                 4.77%       4.47%      4.48%      5.26%      5.85%
============================================================================================================================


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Annual Report | 10/31/12

----------------------------------------------------------------------------------------------------------------------------
                                                                       Year       Year       Year       Year       Year
                                                                       Ended      Ended      Ended      Ended      Ended
                                                                       10/31/12   10/31/11   10/31/10   10/31/09   10/31/08
----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                   $  6.78    $  6.87    $  6.58    $  5.63    $  7.29
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                               $  0.27    $  0.26    $  0.25    $  0.27    $  0.34
   Net realized and unrealized gain (loss) on investments                 0.16      (0.10)      0.30       0.96      (1.63)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations       $  0.43    $  0.16    $  0.55    $  1.23    $ (1.29)
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               $ (0.26)   $ (0.25)   $ (0.26)   $ (0.28)   $ (0.37)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  6.95    $  6.78    $  6.87    $  6.58    $  5.63
============================================================================================================================
Total return*                                                             6.46%      2.33%      8.47%     22.63%    (18.46)%
Ratio of net expenses to average net assets+                              1.86%      1.89%      2.00%      2.00%      2.00%
Ratio of net investment income to average net assets+                     4.02%      3.68%      3.59%      4.60%      4.96%
Portfolio turnover rate                                                     42%        57%        37%        23%        30%
Net assets, end of period (in thousands)                               $70,655    $65,238    $23,703    $13,219    $ 9,040
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         1.86%      1.89%      2.04%      2.29%      2.30%
   Net investment income                                                  4.02%      3.68%      3.55%      4.31%      4.66%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                           1.86%      1.89%      2.00%      2.00%      2.00%
   Net investment income                                                  4.02%      3.68%      3.59%      4.60%      4.96%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 49

----------------------------------------------------------------------------------------------------------------------------
                                                                      Year        Year       Year       Year       Year
                                                                      Ended       Ended      Ended      Ended      Ended
                                                                      10/31/12    10/31/11   10/31/10   10/31/09   10/31/08
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $   6.78    $  6.89    $  6.59    $  5.64    $  7.29
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                              $   0.35    $  0.33    $  0.32    $  0.32    $  0.40
   Net realized and unrealized gain (loss) on investments                 0.16      (0.12)      0.31       0.96      (1.62)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations      $   0.51    $  0.21    $  0.63    $  1.28    $ (1.22)
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                              $  (0.33)   $ (0.32)   $ (0.33)   $ (0.33)   $ (0.43)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   6.96    $  6.78    $  6.89    $  6.59    $  5.64
============================================================================================================================
Total return*                                                             7.78%      3.11%      9.71%     23.70%    (17.53)%
Ratio of net expenses to average net assets+                              0.70%      0.88%      0.92%      1.09%      1.08%
Ratio of net investment income to average net assets+                     5.17%      4.70%      4.67%      5.58%      5.82%
Portfolio turnover rate                                                     42%        57%        37%        23%        30%
Net assets, end of period (in thousands)                              $108,805    $60,596    $17,659    $12,109    $10,491
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         0.85%      0.88%      0.95%      1.24%      1.27%
   Net investment income                                                  5.02%      4.70%      4.67%      5.43%      5.63%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                           0.70%      0.88%      0.92%      1.09%      1.08%
   Net investment income                                                  5.17%      4.70%      4.67%      5.58%      5.82%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Annual Report | 10/31/12

-----------------------------------------------------------------------------------------------
                                                                      Year          8/8/11(a)
                                                                      Ended         to
                                                                      10/31/12      10/31/11
-----------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                  $  6.80       $  6.81
-----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                               $  0.30       $  0.07
  Net realized and unrealized gain (loss) on investments                 0.20         (0.03)
-----------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                 $  0.50       $  0.04
-----------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $ (0.33)      $ (0.05)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  6.97       $  6.80
===============================================================================================
Total return*                                                            7.52%         0.65%(b)
Ratio of net expenses to average net assets+                             0.83%         0.90%**
Ratio of net investment income to average net assets+                    5.03%         4.86%**
Portfolio turnover rate                                                    42%           57%(b)
Net assets, end of period (in thousands)                              $ 1,538       $    10
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                         0.83%         1.22%**
  Net investment income                                                  5.03%         4.54%**
Ratios with waiver of fees and assumption of expenses by
  the Adviser and reduction for fees paid indirectly:
  Net expenses                                                           0.83%         0.90%**
  Net investment income                                                  5.03%         4.86%**
===============================================================================================

(a) Class Z shares were first publicly offered on August 8, 2011.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 51

Notes to Financial Statements | 10/31/12

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers four classes of shares designated as Class A, Class C, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on February 14, 2007 and Class Z shares were first publicly offered on August 8, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

52 Pioneer Floating Rate Fund | Annual Report | 10/31/12

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM is responsible for

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 53 monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At October 31, 2012, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

54 Pioneer Floating Rate Fund | Annual Report | 10/31/12

    At October 31, 2012, the Fund reclassified $318,003 to decrease undistributed net investment income and $318,003 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    At October 31, 2012, the Fund was permitted to carry forward indefinitely $154,945 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at October 31, 2012, the Fund had a net capital loss carryforward of $1,891,734 of which the following amounts will expire between 2016 and 2019 if not utilized:
    $349,923 in 2016, $967,278 in 2017 and $574,533 in 2019. Since new losses are required to be utilized prior to losses incurred in pre-enactment tax years, pre-enactment capital loss carryforwards may be more likely to expire unused.

    The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 was as follows:

    -----------------------------------------------------------------------
                                                     2012             2011
    -----------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                            $13,587,778      $12,332,860
    -----------------------------------------------------------------------
        Total                                  $13,587,778      $12,332,860
    =======================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2012:

    -------------------------------------------------------------------------
                                                                        2012
    -------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                $   981,310
    Capital loss carryforward                                     (2,046,679)
    Dividend payable                                                (174,049)
    Net unrealized gain                                            1,535,816
    -------------------------------------------------------------------------
         Total                                                   $   296,398
    =========================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of forward currency and credit default swaps, interest on defaulted bonds and interest accruals on preferred stock.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 55 portfolio hedge and settlement contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $25,558 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2012.

E.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are

56 Pioneer Floating Rate Fund | Annual Report | 10/31/12 considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 57

    When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    During the year ended October 31, 2012, the Fund opened one credit default swap contract, with a notional principal of $500,000, which was still open at year end. Credit default swap contracts outstanding at year end are listed at the end of the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the year ended October 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.70% and 0.90% of the Fund's average daily net assets attributable to Class Y and Class Z shares, respectively. Fees waived and expenses reimbursed during the year ended October 31, 2012, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

58 Pioneer Floating Rate Fund | Annual Report | 10/31/12

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,364 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended October 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $100,490
Class C                                                                   34,131
Class Y                                                                   47,362
Class Z                                                                      124
--------------------------------------------------------------------------------
  Total                                                                 $182,107
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $60,695 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 59 distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,295 in distribution fees payable to PFD at October 31, 2012.

In addition, redemptions of each class of shares (except Class Y and Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Z shares. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 2012, CDSCs in the amount of $43,942 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2012, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At October 31, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average number of contracts open during the year ended October 31, 2012 was 3,901,730. At October 31, 2012, the Fund had no outstanding settlement contracts. Open portfolio hedges at October 31, 2012 were as follows:

------------------------------------------------------------------------------------
                    Net          In                                      Net
                    Contracts    Exchange      Settlement                Unrealized
Currency            to Deliver   For USD       Date        Value         Gain (Loss)
------------------------------------------------------------------------------------
EUR
 (Euro)               (915,000)  $(1,183,778)  11/14/12    $(1,186,289)  $ (2,511)
NOK
 (Norwegian Krone)  (1,433,000)     (234,903)  12/17/12       (250,961)   (16,058)
------------------------------------------------------------------------------------
  Total                                                                  $(18,569)
====================================================================================

60 Pioneer Floating Rate Fund | Annual Report | 10/31/12

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2012, the Fund had no borrowings under a credit facility.

8. Unfunded and Bridge Loan Commitments

As of October 31, 2012, the Fund had unfunded and bridge loan commitments of $3,458,915 (excluding unrealized appreciation on those commitments of $14,553 as of October 31, 2012), which could be extended at the option of the borrower pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                     Unrealized
Borrower                       Shares      Cost         Value        Gain
--------------------------------------------------------------------------------
Cequel Communications,
  Bridge Loan                    900,000   $  900,000   $  904,500   $  4,500
Dupont Performance Coatings,
  Bridge Loan                  1,100,000    1,100,000    1,100,000         --
Hamilton Sundstrand,
  Bridge Loan                  1,100,000    1,100,000    1,105,500      5,500
Harvard Drug, Delayed
  Draw Term Loan                 147,261      145,801      147,905      2,104
Tronox Pigments, Delayed
  Draw Term Loan                 213,750      213,114      215,563      2,449
--------------------------------------------------------------------------------
  Total                                    $3,458,915   $3,473,468   $ 14,553
================================================================================

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 61

9.  Additional Disclosures about Derivative Instruments and Hedging Activities

    Values of derivative instruments as of October 31, 2012 were as follows:

-----------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                Asset Derivatives 2012       Liabilities Derivatives 2012
Hedging Instruments             ----------------------       ----------------------------
Under Accounting                Statement of Assets          Statement of Assets
Standards Codification          and Liabilities              and Liabilities
(ASC) 815                       Location         Value       Location        Value
-----------------------------------------------------------------------------------------
Unrealized Loss on
 Forward Foreign Currency
 Portfolio Hedge Contracts      Receivables      $    --     Payables        $ 18,569
                                Net Assets-                  Net Assets-
                                Unrealized                   Unrealized
Credit Default Swaps            Appreciation       3,074     Depreciation          --
-----------------------------------------------------------------------------------------
 Total                                           $ 3,074                     $ 18,569
-----------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012 was as follows:

--------------------------------------------------------------------------------------------------
Derivatives Not                                                                     Change in
Accounted for as                                                      Realized      Unrealized
Hedging Instruments                                                   Gain on       Gain or (Loss)
Under Accounting             Location of Gain or (Loss)               Derivatives   on Derivatives
Standards Codification       on Derivatives Recognized                Recognized    Recognized
(ASC) 815                    in Income                                in Income     in Income
--------------------------------------------------------------------------------------------------
Forward Foreign Currency     Net realized gain on forward foreign     $   159,109
 Portfolio Hedge Contracts   currency contracts and other assets
                             and liabilities denominated in foreign
                             currencies

Forward Foreign Currency     Net realized gain on forward foreign     $     2,244
 Settlement Contracts        currency contracts and other assets
                             and liabilities denominated in foreign
                             currencies

Forward Foreign Currency     Change in unrealized gain on                           $   6,155
 Portfolio Hedge Contracts   forward foreign currency contracts
                             and other assets and liabilities
                             denominated in foreign currencies

Credit Default Swaps         Net realized gain on credit              $     1,042
                             default swaps

Credit Default Swaps         Change in unrealized gain on                           $   3,074
                             credit default swaps
--------------------------------------------------------------------------------------------------

62 Pioneer Floating Rate Fund | Annual Report | 10/31/12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareowners of Pioneer Floating Rate Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Floating Rate Fund (the "Fund") (one of the portfolios constituting Pioneer Series Trust VI) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 28, 2012

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 63

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

64 Pioneer Floating Rate Fund | Annual Report | 10/31/12

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                   Other Directorships
held with the Fund       Length of Service    Principal Occupation                            Held by Officer
--------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)     Trustee since        Chairman and Chief Executive Officer,           Director, Broadridge
Chairman of the Board    2007. Serves until   Quadriserv, Inc. (technology products for       Financial Solutions, Inc.
and Trustee              a successor          securities lending industry) (2008 -            (investor communications and
                         trustee is elected   present); private investor (2004 - 2008); and   securities processing
                         or earlier           Senior Executive Vice President, The Bank of    provider for financial
                         retirement or        New York (financial and securities services)    services industry) (2009 -
                         removal.             (1986 - 2004)                                   present); Director,
                                                                                              Quadriserv, Inc. (2005 -
                                                                                              present); and Commissioner,
                                                                                              New Jersey State Civil
                                                                                              Service Commission (2011 -
                                                                                              present)
--------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)       Trustee since        Managing Partner, Federal City Capital          Director of Enterprise
Trustee                  2007. Serves until   Advisors (corporate advisory services           Community Investment, Inc.
                         a successor          company) (1997 - 2004 and 2008 - present);      (privately-held affordable
                         trustee is elected   Interim Chief Executive Officer, Oxford         housing finance company)
                         or earlier           Analytica, Inc. (privately held research and    (1985 - 2010); Director of
                         retirement or        consulting company) (2010); Executive Vice      Oxford Analytica, Inc. (2008
                         removal.             President and Chief Financial Officer,          - present); Director of The
                                              I-trax, Inc. (publicly traded health care       Swiss Helvetia Fund, Inc.
                                              services company) (2004 - 2007); and            (closed-end fund) (2010 -
                                              Executive Vice President and Chief Financial    present); and Director of
                                              Officer, Pedestal Inc. (internet-based          New York Mortgage Trust
                                              mortgage trading company) (2000 - 2002)         (publicly traded mortgage
                                                                                              REIT) (2004 - 2009, 2012 -
                                                                                              present)
--------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 65

--------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                   Other Directorships
held with the Fund       Length of Service    Principal Occupation                            Held by Officer
--------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman     Trustee since        William Joseph Maier Professor of Political     Trustee, Mellon
(67) Trustee             2008. Serves until   Economy, Harvard University (1972 - present)    Institutional Funds
                         a successor                                                          Investment Trust and Mellon
                         trustee is elected                                                   Institutional Funds Master
                         or earlier                                                           Portfolio (oversaw 17
                         retirement or                                                        portfolios in fund complex)
                         removal.                                                             (1989-2008)
--------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee since        Founding Director, Vice President and           None
(65) Trustee             2007. Serves until   Corporate Secretary, The Winthrop Group, Inc.
                         a successor          (consulting firm) (1982-present); Desautels
                         trustee is elected   Faculty of Management, McGill University
                         or earlier           (1999 - present); and Manager of Research
                         retirement or        Operations and Organizational Learning, Xerox
                         removal.             PARC, Xerox's advance research center
                                              (1990-1994)
--------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee since        President and Chief Executive Officer,          Director of New America High
(64) Trustee             2007. Serves until   Newbury, Piret & Company, Inc. (investment      Income Fund, Inc.
                         a successor          banking firm) (1981 - present)                  (closed-end investment
                         trustee is elected                                                   company) (2004 - present);
                         or earlier                                                           and member, Board of
                         retirement or                                                        Governors, Investment
                         removal.                                                             Company Institute (2000 -
                                                                                              2006)
--------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)     Trustee since        Senior Counsel, Sullivan & Cromwell LLP (law    Director, The Swiss Helvetia
Trustee                  2007. Serves until   firm) (1998 - present); and Partner, Sullivan   Fund, Inc. (closed-end
                         a successor          & Cromwell LLP (prior to 1998)                  investment company); and
                         trustee is elected                                                   Director, Invesco, Ltd.
                         or earlier                                                           (formerly AMVESCAP, PLC)
                         retirement or                                                        (investment manager)
                         removal.                                                             (1997-2005)
--------------------------------------------------------------------------------------------------------------------------

66 Pioneer Floating Rate Fund | Annual Report | 10/31/12

Interested Trustees

--------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                   Other Directorships
held with the Fund       Length of Service    Principal Occupation                            Held by Officer
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.       Trustee since        Non-Executive Chairman and a director of        None
(86)* Trustee,           2007. Serves until   Pioneer Investment Management USA Inc.
President and Chief      a successor          ("PIM-USA"); Chairman and a director of
Executive Officer of     trustee is elected   Pioneer; Chairman and Director of Pioneer
the Fund                 or earlier           Institutional Asset Management, Inc. (since
                         retirement or        2006); Director of Pioneer Alternative
                         removal.             Investment Management Limited (Dublin) (until
                                              October 2011); President and a director of
                                              Pioneer Alternative Investment Management
                                              (Bermuda) Limited and affiliated funds; Deputy
                                              Chairman and a director of Pioneer Global
                                              Asset Management S.p.A. ("PGAM") (until April
                                              2010); Director of Nano-C, Inc. (since 2003);
                                              Director of Cole Management Inc. (2004 -
                                              2011); Director of Fiduciary Counseling, Inc.
                                              (until December 2011); President of all of
                                              the Pioneer Funds; and Retired Partner,
                                              Wilmer Cutler Pickering Hale and Dorr LLP
--------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury      Trustee since        Director, CEO and President of PIM-USA (since   None
(53)* Trustee and        2007. Serves until   February 2007); Director and President of
Executive Vice           a successor          Pioneer and Pioneer Institutional Asset
President                trustee is elected   Management, Inc. (since February 2007);
                         or earlier           Executive Vice President of all of the
                         retirement or        Pioneer Funds (since March 2007); Director of
                         removal.             PGAM (2007 - 2010); Head of New Europe
                                              Division, PGAM (2000 - 2005); Head of New
                                              Markets Division, PGAM (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are Officers or directors of the Fund's investment adviser and certain of its affiliates.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 67

Fund Officers

--------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                   Other Directorships
held with the Fund       Length of Service    Principal Occupation                            Held by Officer
--------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley    Since 2007. Serves   Vice President and Associate General Counsel    None
(47) Secretary           at the discretion    of Pioneer since January 2008 and Secretary
                         of the Board.        of all of the Pioneer Funds since June 2010;
                                              Assistant Secretary of all of the Pioneer
                                              Funds from September 2003 to May 2010; and
                                              Vice President and Senior Counsel of Pioneer
                                              from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)   Since 2010. Serves   Fund Governance Director of Pioneer since       None
Assistant Secretary      at the discretion    December 2006 and Assistant Secretary of all
                         of the Board.        the Pioneer Funds since June 2010; Manager -
                                              Fund Governance of Pioneer from December 2003
                                              to November 2006; and Senior Paralegal of
                                              Pioneer from January 2000 to November 2003
--------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)        Since 2010. Serves   Counsel of Pioneer since June 2007 and          None
Assistant Secretary      at the discretion    Assistant Secretary of all the Pioneer Funds
                         of the Board.        since June 2010; and Vice President and
                                              Counsel at State Street Bank from October
                                              2004 to June 2007
--------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)     Since 2008. Serves   Vice President - Fund Treasury of Pioneer;      None
Treasurer and Chief      at the discretion    Treasurer of all of the Pioneer Funds since
Financial and            of the Board.        March 2008; Deputy Treasurer of Pioneer from
Accounting Officer of                         March 2004 to February 2008; and Assistant
the Funds                                     Treasurer of all of the Pioneer Funds from
                                              March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)    Since 2007. Serves   Assistant Vice President - Fund Treasury of     None
Assistant Treasurer      at the discretion    Pioneer; and Assistant Treasurer of all of
                         of the Board.        the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)       Since 2007. Serves   Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer      at the discretion    Pioneer; and Assistant Treasurer of all of
                         of the Board.        the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------

68 Pioneer Floating Rate Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                   Other Directorships
held with the Fund       Length of Service    Principal Occupation                            Held by Officer
--------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)    Since 2009. Serves   Fund Administration Manager - Fund Treasury of  None
Assistant Treasurer      at the discretion    Pioneer since November 2008; Assistant
                         of the Board.        Treasurer of all of the Pioneer Funds since
                                              January 2009; and Client Service Manager -
                                              Institutional Investor Services at State
                                              Street Bank from March 2003 to March 2007
--------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)     Since 2010. Serves   Chief Compliance Officer of Pioneer and of all  None
Chief Compliance         at the discretion    the Pioneer Funds since March 2010; Director
Officer                  of the Board.        of Adviser and Portfolio Compliance at Pioneer
                                              since October 2005; and Senior Compliance
                                              Officer for Columbia Management Advisers, Inc.
                                              from October 2003 to October 2005
--------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)    Since 2007. Serves   Director--Transfer Agency Compliance of Pioneer None
Anti-Money Laundering    at the discretion    and Anti-Money Laundering Officer of all the
Officer                  of the Board.        Pioneer Funds since 2006
--------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 69
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70 Pioneer Floating Rate Fund | Annual Report | 10/31/12
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                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 71
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72 Pioneer Floating Rate Fund | Annual Report | 10/31/12
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                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 73

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74 Pioneer Floating Rate Fund | Annual Report | 10/31/12

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                        Pioneer Floating Rate Fund | Annual Report | 10/31/12 75
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                           This page for your notes.

76 Pioneer Floating Rate Fund | Annual Report | 10/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investment(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 21401-05-1212

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $84,466 in 2012 and $84,486 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended October
31, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $16,580 for 2012 and $16,580 for 2011.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended October 31, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $16,580 in 2012 and $16,580 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 28, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 28, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 28, 2012

* Print the name and title of each signing officer under his or her signature.